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                                                                    Exhibit 99.1


                                                                       EXECUTION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            Mortgage Loan Purchase Agreement, dated as of May 1, 1998 (the "Agreement"), between Lehman Brothers Holdings Inc., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc. (the "Seller") and First Union Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Lehman Mortgage Loans") as provided herein. The Purchaser intends to deposit them, together with the Other Mortgage Loans (as defined below), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of the Cut-off Date, among the Purchaser as depositor, First Union National Bank as master servicer (in such capacity, the "Master Servicer"), CRIIMI MAE Services Limited Partnership as special servicer (in such capacity, the "Special Servicer"), and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). Concurrently with the purchase of the Lehman Mortgage Loans pursuant to this Agreement, the Purchaser will also purchase certain multifamily and commercial mortgage loans (the "Other Mortgage Loans"; and, collectively with the Lehman Mortgage Loans, the "Mortgage Loans") pursuant to two Mortgage Loan Purchase Agreements, each dated as of May 1, 1998, between, in one case, First Union National Bank and the Purchaser, and between, in the other case, Bank of America NT&SA and the Purchaser. The Other Mortgage Loans will likewise be deposited into the Trust Fund. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase.

            (a) The Seller agrees to sell, and the Purchaser agrees to purchase, the Lehman Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the
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terms hereof. The Lehman Mortgage Loans will have an aggregate principal balance of $1,729,671,085.00 (the "Lehman Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received. The Lehman Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not received), shall equal an aggregate principal balance (the "Initial Pool Balance") of $3,408,048,239 (subject to a variance of plus or minus 5%). The purchase and sale of the Lehman Mortgage Loans shall take place on May 28, 1998 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Lehman Mortgage Loans shall consist of a cash amount equal to $1,774,790,381 (the "Aggregate Purchase Price") (which is equal to the Lehman Balance plus interest accrued on the Lehman Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date less fees and expenses payable by the Seller) which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            The Purchaser will assign to the Trustee, all of its right, title and interest in and to the Lehman Mortgage Loans.

SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Lehman Mortgage Loans identified on the Mortgage Loan Schedule as of such date other than the primary servicing rights. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Lehman Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Lehman Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee, the
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documents and instruments specified below with respect to each Lehman Mortgage
Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall, except as otherwise disclosed on Exhibit B hereto, contain the following documents:

            (i) the original executed Mortgage Note (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto) together with any intervening endorsements thereon, endorsed (without recourse, representation or warranty, express or implied) to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2 or in blank;

            (ii) an original or copy of the Mortgage and any intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iv) an original executed assignment, in recordable form, of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2 in recordable form;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2;

            (vi) originals or copies of any written modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified;
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            (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

           (viii) any filed copies (with evidence of filing) of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3 assignment, in form suitable for filing, as appropriate, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2; and

            (ix) an original or copy of any Ground Lease, any Credit Lease and any Lease Enhancement Policy or Guaranty.

            (d) Within 30 days following the Closing Date, the Purchaser shall submit or cause to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each assignment of Mortgage and each assignment of Assignment of Leases referred to in clause (iv) of subsection (c) above and each UCC-2 and UCC-3 in favor of and delivered to the Trustee constituting part of the Mortgage File. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Purchaser or its designee.

            (e) All documents and records (except attorney-client privileged communication and internal credit analysis of the Seller) relating to each Lehman Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.
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SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i) The Seller is a corporation validly existing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

                  (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or By-Laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

                  (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

                  (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

                  (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Lehman Mortgage Loans to the Purchaser as a sale of the Lehman Mortgage Loans to the Purchaser in exchange for consideration consisting of (A) a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Lehman Mortgage Loans to the Purchaser will constitute reasonably equivalent value and fair consideration for the Lehman Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Lehman Mortgage Loans to the Purchaser. The Seller is not selling the Lehman Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I, Schedule II, Schedule III and Schedule IV hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Lehman Mortgage Loan. References in such representations and warranties to "Mortgage Loan" and "Mortgage Loans" shall be deemed to mean "Lehman Mortgage Loan" and "Lehman Mortgage Loans," respectively.

            (c) If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Lehman Mortgage

Loan, then the Seller, shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Lehman Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days of any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach), if such Document Defect or Breach shall materially and adversely affect the value of the related Lehman Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, repurchase the affected Lehman Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to the Lehman Mortgage Loan not being treated as a Qualified Mortgage, and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase the related Lehman Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Lehman Mortgage Loan as to which there is any uncured Document Defect, the Seller shall provide the Officer's Certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the forgoing provisions of this Section 3(c), if such Document Defect shall materially and adversely affect the value of such Lehman Mortgage Loan or the interests of the holders of the Certificate therein, the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect to be cured or repurchase the affected Mortgage Loan. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause (xii) of
Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            (d) In connection with any repurchase of a Lehman Mortgage Loan contemplated hereby, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the Seller or its designee in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which documents were previously assigned to the Trustee.

SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Lehman Mortgage Loans from the Seller and to transfer the Lehman Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Lehman Mortgage Loans by the Purchaser, the transfer of the Lehman Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the

Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Lehman Mortgage Loans by the Seller to the Purchaser as a sale of the Lehman Mortgage Loans to the Purchaser in exchange for consideration consisting of (A) a cash amount equal to the Aggregate Purchase Price.

SECTION 5. Closing. The closing of the sale of the Lehman Mortgage Loans (the "Closing") shall be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099 at 10:00 A.M., New York time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date; provided, however, that any material inaccuracy in any representation and warranty set forth in or made pursuant to Section 3(b) shall not affect the Purchaser's obligation to purchase the Mortgage Loans not affected by such inaccuracy;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser in its reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Lehman Mortgage Loans on the Closing Date.

SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof;

            (c) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus and nothing has come to his attention that would lead him to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the Closing Date, included or includes any untrue statement of a material fact relating to the Lehman Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Lehman Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the Lehman Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein related to the Lehman Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Office of the Comptroller of the Currency of the United States not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller, substantially in the form of Schedule V, with any modifications required by the Purchaser, its counsel or Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates, or
(ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the Lehman Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, the Computational

Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Lehman Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (X) in the Prospectus Supplement and the Memorandum under the headings "Summary of the Prospectus Supplement--The Mortgage Pool" or "Summary of the Memorandum--The Mortgage Pool", as applicable, "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" and (Y) on Annex A to the Prospectus Supplement and, to the extent consistent therewith, on the Diskette, or (III) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Lehman Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File and Annex A to the Prospectus Supplement, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans in the Trust Fund. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

            For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-48943 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated May 11, 1998, as supplemented by the prospectus supplement dated May 21, 1998 (the "Prospectus Supplement"), relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated May 28, 1998, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class B, Class C, Class D, Class E, and Class IO Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the

Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Other Mortgage Loans and the Bank of America Mortgage Loans covered by the Agreed Upon Procedures Letter dated May [ ], 1998 and rendered by Deloitte & Touche LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

            (b) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters, representing all the indemnified parties under Section 7(a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

            (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the

Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            (f) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Lehman Balance represents of the Initial Pool Balance): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; and
(vi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Lehman Mortgage Loans included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Lehman Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Lehman Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Lehman Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Lehman Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Lehman Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Lehman Mortgage Loans, and all amounts payable to the holder of the Lehman Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-305 of the Uniform Commercial Code of the applicable jurisdiction; and
(v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Lehman Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Lehman Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              SELLER

                              LEHMAN BROTHERS HOLDINGS INC., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc.


                              By:
                                   ----------------------------------------
                              Name:
                              Title:

                              Address for Notices:
                              3 World Financial Center
                              New York, NY 10285
                              Attention: Tricia Hall
                              Telecopier No.: (212) 526-3768
                              Telephone  No.: (212) 526-7000

                              PURCHASER

                              FIRST UNION COMMERCIAL
                              MORTGAGE SECURITIES, INC.


                              By:
                                   ----------------------------------------
                              Name: Craig Lieberman
                              Title Vice President

                              Address for Notices:
                              One First Union Center
                              301 South College Street
                              Charlotte, North Carolina 28288-0600
                              Attention: Craig Lieberman
                              Telecopier No.: (704) 374-6435
                              Telephone  No.: (704) 383-7407

                                   Exhibit A

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
Lehman Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
1        IBM Corporate Office Complex                                    Route 100 and Route 138
2        Broadmoor Austin                                                11501 Burnet Road
3        Fox Valley Mall                                                 Route 59 and East New York Ave.
4        Hawthorn Center                                                 Milwaukee Ave and Town Line Road
9        Musselman Portfolio (Roll-Up)                                   Various
9a       Comfort Suites (Musselman-Newport)                              420 Riverboat Row
9b       Comfort Suites (Musselman-Louisville)                           1850 Resource Way
9c       Comfort Inn (Musselman-Brooks)                                  149 Willabrook Drive
9d       Fairfield Inn (Musselman-Shepherdsville)                        362 Brenton Way
9e       Sleep Inn (Musselman-Louisville)                                1850 Priority Way
9f       Days Inn (Musselman-Glasgow)                                    105 Days Inn Boulevard
9g       Comfort Inn (Musselman-Glasgow)                                 210 Calvary Drive
9h       Days Inn (Musselman-Pikeville)                                  518 South Mayo Trail
9i       Days Inn (Musselman-Ashland)                                    12700 State Road 180
9j       Holiday Inn Express (Musselman-Cave City)                       SEQ of I-65 and Kentucky Highway 90
10       Ohio Edison Office Building                                     76 South Main Street
12       Holiday Inn Downtown                                            138 Lafayette Street
14       St. Andrews Place                                               12100 St. Andrews Place
17       Hickory Ridge Commons Shopping Center                           SEC of Winchester Road and Ridgeway Road
19       1066 Third Avenue (Royale Retail Condominiums)                  1066 Third Avenue
20       Richardson Highlands                                            401 Sherwood Drive
22       Stallings Portfolio (Loan Level)                                Various
22a      367 Business & Professional Park (Stallings Portfolio)          12400-12528 Lusher Road
22b      Lindbergh Business Center (Stallings Portfolio)                 3200-3318 North Highway 67
22c      94 Hemsath Business Center (Stallings Portfolio)                2350 Highway 94 Outer Road South
22d      201 S. Central (Stallings Portfolio)                            201 S. Central
22e      Medical Arts Building (Stallings Portfolio)                     52 Maryland Plaza
22f      Lindbergh Center (Stallings Portfolio)                          3319-3391 North Highway 67
22g      Brown I-270 Professional Building (Stallings Portfolio)         5494 Brown Road
22h      Jamestown Business Center (Stallings Portfolio)                 4401-4459 North Highway 67
22i      94 Heritage Service Station Mall (Stallings Portfolio)          2550-2600 Old Highway 94 South
22j      Lindburgh Park (Stallings Portfolio)                            2420-2432 North Highway 67
22k      Marietta Plaza (Stallings Portfolio)                            13210-13290 New Halls Ferry Road
26       Levittown Trace Apartments                                      3000 Ford Rd.
27       Chester Mall                                                    Route 17M
29       Statesboro Mall                                                 U.S. Highway #80 And Brannen Street
30       Days Inn & Suites Historic Savannah                             201 West Bay Street
32       Sandy Mall                                                      9405-9560 S. 700 East St. & 830 E. 9400 South St.
35       Temple City Square                                              8847 Las Tunas Drive and 8913 Elm Avenue
40       North Atherton Place                                            North Atherton & Vairo Road
42       GTE Stemmons Crossing                                           9999 West Technology Boulevard
43       Highland Pinetree Apartments                                    1501 S. Highland Avenue
44       Westmont Business Park (Roll-up)                                Various
44a      SWC of Burr Oak Drive and Chestnut Avenue (Westmont)            SWC of Burr Oak Drive and Chestnut Avenue
44b      2-44 Plaza Drive (Westmont)                                     22-44 Plaza Drive
44c      825 North Cass Avenue (Westmont)                                825 North Cass Avenue
44d      640-650 Blackhawk Drive (Westmont)                              640-650 Blackhawk Drive
45       Wyndham Garden Hotel                                            3350 Avenue of the Arts
46       Hulen Bend Center                                               6080 South Hulen Road
47       Cineplex Odeon Movie Theater                                    6150 East Avenue
49       Golf Glen Mart Plaza                                            9000-9196 Golf Road
50       Clearwater Crossing Shopping Center                             NWC 82nd Street/Dean Road
51       Rivercrest Village Apartments                                   7928 La Riviera Drive


Mortgage                                                                Monthly                        Stated
Loan                                                Cut-Off Date        Payment Due         Mortgage   Remaining     Maturity
Number   City                 State    Zip          Balance             (on 1st Due Date)   Rate       Term          Date or ARD
(i)      (ii)                 (ii)     (ii)         (iii)               (iv)                (v)        (vi)          (vi)
1        Somers                NY     10589         178,378,814.33     1,561,831.11          6.8300     185           10/01/13
2        Austin                TX     78758         154,000,000.00       933,582.22          7.0400     155           04/10/11
3        Aurora                IL     60504          85,527,649.00       497,129.46          6.7500     102           11/10/06
4        Vernon Hills          IL     60061          77,863,877.00       452,583.79          6.7500     126           11/10/08
9        Various               KY     Various        23,892,525.17       180,051.65          7.6720     116           01/01/08
9a       Newport               KY     41071
9b       Louisville            KY     40299
9c       Brooks                KY     40109
9d       Shepherdsville        KY     40165
9e       Louisville            KY     40299
9f       Glasgow               KY     42141
9g       Glasgow               KY     42141
9h       Pikeville             KY     41501
9i       Ashland               KY     41102
9j       Cave City             KY     42127
10       Akron                 OH     44308          22,468,036.24       150,903.88          7.0800      82           03/01/05
12       New York              NY     10013          21,840,552.21       177,903.72          7.5500      56           01/01/03
14       Miramar               FL     33023          20,942,733.05       138,025.22          6.8800     117           02/01/08
17       Memphis               TN     38115          17,952,727.94       120,965.75          7.1000     117           02/01/08
19       New York              NY     10021          17,344,007.86       117,403.24          7.1400     116           01/01/08
20       Marin City            CA     94965          16,847,577.42       116,160.25          7.3260      80           01/01/05
22       St. Louis             MO     Various        16,277,350.35       110,311.64          7.1700     118           03/01/08
22a      St. Louis County      MO     63138
22b      Florissant            MO     63033
22c      St. Charles           MO     63303
22d      Clayton               MO     63105
22e      St. Louis             MO     63108
22f      Florissant            MO     63033
22g      Hazelwood             MO     63042
22h      Florissant            MO     63034
22i      St. Charles           MO     63303
22j      Florissant            MO     63033
22k      Florissant            MO     63033
26       Bristol               PA     19007          14,522,217.09        98,536.04          7.1700     177           02/01/13
27       Chester               NY     10918          14,488,711.07        99,013.93          7.2600     119           04/01/08
29       Statesboro            GA     30458          14,288,507.76        96,100.57          7.1000     119           04/01/08
30       Savannah              GA     31401          13,770,454.32       100,548.92          7.3400     118           03/01/08
32       Sandy                 UT     84093          13,738,706.98        91,386.77          6.9900      83           04/01/05
35       Temple City           CA     91780          13,269,824.24        91,405.09          7.3400     119           04/01/08
40       Patton Township       PA     16802          12,469,243.47        88,666.62          7.0400     298           03/01/23
42       Dallas                TX     77071          12,400,000.00        83,582.95          7.1300     120           05/01/08
43       Fullerton             CA     92632          12,389,735.13        82,081.54          6.9500     119           04/01/08
44       Westmont              IL     60559          12,218,749.98        83,732.84          7.2700      81           02/01/05
44a      Westmont              IL     60559
44b      Westmont              IL     60559
44c      Westmont              IL     60559
44d      Westmont              IL     60559
45       Costa Mesa            CA     92626          12,204,210.32        89,255.38          7.3400     117           02/01/08
46       Fort Worth            TX     76132          12,168,124.07        82,234.84          7.1300     117           02/01/08
47       Hodgkins              IL     60525          12,124,123.68        93,793.98          7.9900     297           02/01/23
49       Niles                 IL     60714          11,863,983.65        82,799.48          7.4500      80           01/01/05
50       Indianapolis          IN     46250          11,569,846.73        78,425.57          7.1600     177           02/01/13
51       Sacramanto            CA     95826          11,564,174.06        79,904.97          7.3480     116           01/01/08


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
1                        N             0.0400          0.0050     N           -          30/360    Lehman Brothers
2                        Y             0.0400          0.0050     Y           2.0000     Act/360   Lehman Brothers
3                        N             0.0400          0.0050     Y           2.0000     Act/360   Lehman Brothers
4                        N             0.0400          0.0050     Y           2.0000     Act/360   Lehman Brothers
9                296     Both          0.0900          0.0050     N           -          Act/360   Lehman Brothers
9a                       N
9b                       N
9c                       Y
9d                       N
9e                       N
9f                       N
9g                       N
9h                       Y
9i                       N
9j                       N
10                       N             0.1150          0.0050     Y           2.0000     Act/360   Lehman Brothers
12               236     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers
14               357     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers
17                       N             0.0950          0.0050     Y           2.0000     Act/360   Lehman Brothers
19               356     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers
20               356     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers
22                       N             0.1400          0.0050     Y           2.0000     Act/360   Lehman Brothers
22a                      N
22b                      N
22c                      N
22d                      N
22e                      N
22f                      N
22g                      N
22h                      N
22i                      N
22j                      N
22k                      N
26                       N             0.0900          0.0050     Y           2.0000     Act/360   Lehman Brothers
27               359     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers
29               359     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers
30               298     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers
32               359     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers
35               359     N             0.1400          0.0050     N           -          Act/360   Lehman Brothers
40                       Y             0.1400          0.0050     N           -          30/360    Lehman Brothers
42               360     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers
43                       N             0.1400          0.0050     Y           2.0000     Act/360   Lehman Brothers
44               357     N             0.1400          0.0050     N           -          Act/360   Lehman Brothers
44a                      N
44b                      N
44c                      N
44d                      N
45               297     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers
46                       N             0.0900          0.0050     Y           2.0000     Act/360   Lehman Brothers
47                       N             0.0900          0.0050     N           -          30/360    Lehman Brothers
49                       N             0.0900          0.0050     Y           2.0000     Act/360   Lehman Brothers
50                       N             0.1500          0.0050     Y           2.0000     Act/360   Lehman Brothers
51               356     N             0.0900          0.0050     N           -          Act/360   Lehman Brothers


                                   Lease    Residual      Debt
Mortgage                           Enhance- Value         Service     Loan                           Interest
Loan     CTL                       ment     Insurance     Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor                 Policy   Policy        Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)                    (xiv)    (xiv)         (xv)        (xv)     (xvi)      (xvii)     (xviii)
1                                                          1.32        63.7     No         Y             N
2                                                          1.50        76.2     No         Y             Y
3                                                          1.91        61.5     No         Y             Y
4                                                          2.00        58.8     No         Y             Y
9                                                          1.41        68.2     No         Y             N
9a                                                         2.08        34.1
9b                                                         3.12        92.8
9c                                                         1.65        83.2
9d                                                         0.96        63.6
9e                                                         1.73        75.4
9f                                                         1.21        80.5
9g                                                         1.15        73.4
9h                                                         1.64        82.8
9i                                                         1.22        73.4
9j                                                         0.64        83.1
10                                                         1.42        74.2     No         Y             Y
12                                                         1.53        55.0     No         Y             Y
14                                                         1.33        77.6     No         Y             Y
17                                                         1.25        78.2     No         Y             Y
19                                                         1.21        74.4     No         N             Y
20                                                         1.22        78.4     No         Y             Y
22                                                         1.44        74.7     No         N             Y
22a                                                        1.45        76.8
22b                                                        1.39        69.9
22c                                                        1.38        74.7
22d                                                        1.45        73.3
22e                                                        1.61        76.8
22f                                                        1.40        76.8
22g                                                        1.43        76.8
22h                                                        1.42        76.8
22i                                                        1.48        83.8
22j                                                        1.44        76.8
22k                                                        1.39        61.6
26                                                         1.27        79.8     No         Y             Y
27                                                         1.40        74.7     No         Y             Y
29                                                         1.41        71.8     No         Y             Y
30                                                         1.40        74.4     No         N             Y
32                                                         1.29        72.3     No         Y             Y
35                                                         1.29        79.9     No         Y             Y
40                                                         1.42        75.1     No         Y             N
42                                                         1.27        71.3     No         Y             Y
43                                                         1.33        78.2     No         N             Y
44                                                         1.31        72.6     No         Y             Y
44a                                                        0.00        72.6
44b                                                        0.00        72.6
44c                                                        0.00        72.6
44d                                                        0.00        72.6
45                                                         1.40        56.8     No         Y             Y
46                                                         1.21        74.9     No         Y             Y
47                                                         1.25        74.4     No         Y             N
49                                                         1.20        78.6     No         Y             Y
50                                                         1.31        78.7     No         Y             Y
51                                                         1.24        79.8     No         Y             Y

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
Lehman Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
52       Super K-Mart Center                                             111 Constitution Drive
54       Market at Wolfcreek                                             Germantown Parkway Highway 64 on Stage Road
59       Concorde Centre II Office Building                              2999 NE 191st Street
63       Maplewood Center                                                8200-8300 Shoppers Square
66       Inverrary 441 Apartments                                        1196 NW 40th Avenue
70       Hampton Inn Pensacola Beach                                     Two Via Del Luna
73       North Willow Commons Shopping Center                            1410-1520 West 86th Street
74       International Club Apartments                                   1900 SW 122nd Avenue
75       Village Green Apartments                                        222 South Clovis Avenue
80       Briarcliffe Lakeside Apartments                                 1750 East 22nd Street
81       Daytona Beach Hilton Oceanfront Resort                          2637 S. Atlantic Avenue
83       North Oaks Plaza                                                7151 Natural Bridge Road
87       1616 Walnut Street                                              1616 Walnut Street
89       Hampton Inn (Louisville)                                        800 Phillips Lane
92       White Marlin Mall, Phase I                                      North Side of U.S. Route 50
97       Classic Portfolio (Roll-up)                                     Various
97a      2 Horatio Street (Classic Portfolio)                            2 Horatio Street
97b      162 W. 56th Street (Classic Portfolio)                          162 W. 56th Street
97c      400 E. 52nd Street (Classic Portfolio)                          400 E. 52nd Street
97d      45 E. 66th Street (Classic Portfolio)                           45 E. 66th Street
97e      129 E. 82nd Street (Classic Portfolio)                          129 E. 82nd Street
98       Oak Hills Medical Plaza                                         7345 Medical Center Drive
100      Kensington Club Apartments                                      14250 Kimberley Lane
102      West Georgia Commons                                            North Side of Lafayette Parkway
103      Colleyville Court                                               4904 Colleyville Road
104      Tlaquepaque Arts & Crafts Village                               336 State Highway 179
106      Glen Harbor Plaza                                               S/W/C School Street and Highland Road
107      Hulen Fashion Center                                            5200 South Hulen Street
110      City Place                                                      133 Stuart Street
111      Sunscape West Apartments                                        8840 19th St.
114      Le Med Apartments                                               950 W. Sierra Madre Avenue
116      Westminster Plaza                                               12109-12121 Westheimer Road
119      City Center Building                                            227 Bronough Street
120      Dublin Mall                                                     U.S. Highway 80 and Shamrock Drive
122      New Market Mall                                                 NEQ I 270 & Sawmill Road
123      Highgate Apartments                                             5710 Fourth St.
124      Playa Blanca Apartments                                         1905-79 Avenida Del Mexico
125      Minges Brook Mall                                               5700 Beckley Road
131      Pelham at Hyland Business Center                                Pelham Road at Hyland Road
136      Officemax and Best Buy                                          2420 & 2452 East Springs Drive
137      Two Executive Boulevard                                         Two Executive Boulevard
143      Linden Court Apartments                                         372 S. Ironwood Ave.
144      Serra Commons Apartments                                        1580 Southgate Boulevard
145      A & P Grocery Store                                             179 Stonington Road (U.S. Route 1)
148      Holiday Inn City Center                                         175 East Town Street
149      53, 53-West, and 102 Commerce Center                            10551 and 10791 NW 53rd Street and 5401 and 5405 N
151      Emerald Apartments                                              964 President Avenue
152      MacArthur Plaza I & II                                          7945 MacArthur Boulevard and 6500 Seven Locks Road
154      Evergreen Plaza                                                 1710 Route 38
155      21 DuPont Circle                                                21 DuPont Circle
156      1-3 Parklands Drive (Parkland Office Park)                      1-3 Parklands Drive
157      Payne Ranch Centre                                              SWC of Grand Ave. & Peyton Drive
161      Wickes Shopping Center                                          800 Central Expressway North
162      Ashby Square West Shopping Center                               SEC of West Broad Street & Tuckernuck Drive
164      Commerce Park of Palm Beach County                              3111 Fortune Way
172      73 Spring Street Limited Partnership                            67-73 Spring Street
174      Club at Woodland Pond                                           13801 North 37th Street


Mortgage                                                                 Monthly                      Stated
Loan                                                   Cut-Off Date      Payment Due       Mortgage   Remaining   Maturity
Number   City                     State  Zip           Balance           (on 1st Due Date) Rate       Term        Date or ARD
(i)      (ii)                     (ii)   (ii)          (iii)             (iv)              (v)        (vi)        (vi)
52       West Monroe               LA    71292         11,283,800.93     94,734.07        8.3400     254          07/01/19
54       Memphis                   TN    38101         10,947,916.37     78,400.40        7.6825     173          10/01/12
59       Aventura                  FL    33180         10,500,000.00     72,199.14        7.3300     120          05/01/08
63       Manassas Park             VA    20111          9,745,742.13     67,657.93        7.3960     116          01/01/08
66       Lauderhill                FL    33133          9,586,461.99     64,579.81        7.1100     118          03/01/08
70       Pensacola Beach           FL    32561          9,250,000.00     65,731.55        7.0600     120          05/01/08
73       Washington Township       IN    46278          9,205,383.81     61,469.42        7.0100     177          02/01/13
74       Miami                     FL    33175          9,186,994.22     61,826.94        7.1000     118          03/01/08
75       Frenso                    CA    93727          9,177,123.74     63,824.51        7.4200     116          01/01/08
80       Wheaton                   IL    60187          8,776,084.48     57,956.81        6.9000     117          02/01/08
81       Daytona Beach Shores      FL    32118          8,281,860.32     59,886.06        7.2300     118          02/29/08
83       Northwoods                MO    63121          8,093,897.78     56,220.97        7.4250     239          04/01/18
87       Philadelphia              PA    19103          7,794,129.65     54,165.35        7.4300     119          04/01/08
89       Louisville                KY    40209          7,771,500.87     57,641.31        7.5000     117          02/01/08
92       Ocean City                MD    21842          7,743,942.22     52,816.11        7.2400     119          04/01/08
97       New York                  NY    Various        7,201,769.35     49,645.50        7.3300     117          02/01/08
97a      New York                  NY    10001
97b      New York                  NY    10001
97c      New York                  NY    10001
97d      New York                  NY    10021
97e      New York                  NY    10028
98       West Hills                CA    91307          7,181,443.42     48,921.50        7.2100     117          02/01/08
100      Houston                   TX    77079          7,131,286.58     48,146.75        7.1200     117          02/01/08
102      LaGrange                  GA    30241          7,094,294.06     47,714.27        7.1000     119          04/01/08
103      Collyville                TX    76034          7,081,449.20     47,857.98        7.1300     117          02/01/08
104      Sedona                    AZ    86336          7,055,984.78     49,447.89        7.5100     118          03/01/08
106      Glen Cove                 NY    11542          6,990,558.40     47,942.40        7.2900      70          03/01/04
107      Fort Worth                TX    76132          6,968,150.86     51,619.17        7.1200     129          02/01/09
110      Boston                    MA    02116          6,892,159.81     51,080.19        7.5200     119          04/01/08
111      Rancho Cucamonga          CA    91701          6,839,980.49     45,389.35        6.9600     118          03/01/08
114      Azusa                     CA    91702          6,744,467.08     44,907.92        7.0000     119          04/01/08
116      Houston                   TX    77077          6,690,963.03     45,887.73        7.2900     118          03/01/08
119      Tallahassee               FL    32301          6,656,983.36     44,140.29        6.9400     117          02/01/08
120      Dublin                    GA    31021          6,594,695.89     44,354.11        7.1000     119          04/01/08
122      Columbus                  OH    43235          6,584,429.79     44,978.88        7.2400      57          02/01/03
123      Lubbock                   TX    79416          6,583,249.29     45,247.68        7.3000     117          02/01/08
124      San Diego                 CA    92154          6,582,428.06     43,998.65        7.0200     117          02/01/08
125      Battle Creek              MI    49015          6,574,953.93     45,922.40        7.4500     235          12/01/17
131      Greenville                SC    29615          6,402,356.16     43,986.27        7.3000     117          02/01/08
136      Madison                   WI    53704          6,320,000.00     42,429.81        7.0900     120          05/01/08
137      Montebello                NY    10901          6,295,095.15     43,019.85        7.2600     119          04/01/08
143      Rialto                    CA    92376          6,190,931.25     41,082.33        6.9600     118          03/01/08
144      Daly City                 CA    94014          6,177,199.24     42,631.87        7.3300     115          12/01/07
145      Stonington                CT    06355          6,163,226.67     45,600.94        7.4200     293          10/01/22
148      Columbus                  OH    43215          6,073,664.24     46,677.41        7.9000      80          01/01/05
149      Sunrise                   FL    33321          5,993,027.80     43,872.20        7.3800     119          04/01/08
151      Toms River                NJ    08753          5,984,430.12     40,605.51        7.1700     177          02/01/13
152      Cabin John                MD    20818          5,983,970.74     39,918.15        7.0000     117          02/01/08
154      Mount Holly               NJ    08060          5,982,208.81     42,170.84        7.5530     116          01/01/08
155      Washington                DC    20036          5,795,439.34     39,408.99        7.2100     119          04/01/08
156      Darien                    CT    06820          5,792,389.77     40,158.03        7.4000     118          03/01/08
157      Chino Hills               CA    91709          5,785,128.07     39,526.89        7.2400     177          02/01/13
161      Plano                     TX    75074          5,707,136.81     38,831.45        7.2100     118          03/01/08
162      Richmond                  VA    23220          5,685,607.37     39,193.83        7.3300     117          02/01/08
164      Wellington                FL    33414          5,585,217.47     37,520.58        7.0700     117          02/01/08
172      New York                  NY    10012          5,382,520.27     36,326.14        7.1100     116          01/01/08
174      Tampa                     FL    33613          5,355,892.91     36,892.42        7.3400     119          04/01/08


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
52                         N            0.0400        0.0050      N          -           30/360    Lehman Brothers    Y
54               353       N            0.1500        0.0050      N          -           Act/360   Lehman Brothers
59               360       N            0.1150        0.0050      N          -           Act/360   Lehman Brothers
63                         N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
66               358       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
70               300       N            0.1500        0.0050      N          -           Act/360   Lehman Brothers
73                         N            0.0950        0.0050      Y          2.0000      Act/360   Lehman Brothers
74               358       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
75               357       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
80                         N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
81                         N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
83                         N            0.1400        0.0050      Y          2.0000      Act/360   Lehman Brothers
87               359       N            0.1400        0.0050      N          -           Act/360   Lehman Brothers
89               297       N            0.1400        0.0050      N          -           Act/360   Lehman Brothers
92               359       N            0.1400        0.0050      N          -           Act/360   Lehman Brothers
97                         Both         0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
97a                        N
97b                        N
97c                        Y
97d                        N
97e                        N
98                         N            0.1400        0.0050      Y          2.0000      Act/360   Lehman Brothers
100              357       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
102              359       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
103                        N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
104                        N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
106              358       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
107                        Y            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
110              299       Y            0.0900        0.0050      N          -           Act/360   Lehman Brothers
111                        N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
114                        N            0.1400        0.0050      Y          2.0000      Act/360   Lehman Brothers
116              358       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
119                        N            0.1400        0.0050      Y          2.0000      Act/360   Lehman Brothers
120              359       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
122                        N            0.0900        0.0050      Y          2.0000      30/360    Lehman Brothers
123              357       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
124                        N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
125                        N            0.0900        0.0050      Y          2.0000      30/360    Lehman Brothers
131                        N            0.1500        0.0050      Y          2.0000      Act/360   Lehman Brothers
136              360       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
137              359       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
143                        N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
144              355       N            0.1650        0.0050      N          -           Act/360   Lehman Brothers
145                        Y            0.0400        0.0050      N          -           30/360    Lehman Brothers    Y
148              296       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
149              299       N            0.1400        0.0050      N          -           Act/360   Lehman Brothers
151                        N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
152              357       N            0.1400        0.0050      N          -           Act/360   Lehman Brothers
154              356       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
155              359       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
156              358       N            0.1400        0.0050      N          -           Act/360   Lehman Brothers
157                        N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
161              358       N            0.0900        0.0050      N          -           Act/360   Lehman Brothers
162                        N            0.1500        0.0050      Y          2.0000      Act/360   Lehman Brothers
164                        N            0.1400        0.0050      Y          2.0000      Act/360   Lehman Brothers
172                        N            0.0900        0.0050      Y          2.0000      Act/360   Lehman Brothers
174              359       N            0.1400        0.0050      N          -           Act/360   Lehman Brothers


                                   Lease    Residual      Debt
Mortgage                           Enhance- Value         Service     Loan                           Interest
Loan     CTL                       ment     Insurance     Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor                 Policy   Policy        Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)                    (xiv)    (xiv)         (xv)        (xv)     (xvi)      (xvii)     (xviii)
52       K-Mart                                            1.02        93.3     No         Y             N
54                                                         1.44        71.4     LB-H       Y             N
59                                                         1.30        73.4     No         Y             Y
63                                                         1.45        73.3     No         Y             Y
66                                                         1.36        79.9     No         N             Y
70                                                         2.20        60.9     No         Y             Y
73                                                         1.32        78.7     No         Y             Y
74                                                         1.31        79.9     No         N             Y
75                                                         1.22        78.3     No         N             Y
80                                                         1.25        79.8     No         Y             Y
81                                                         1.48        59.2     No         Y             Y
83                                                         1.30        74.9     No         N             Y
87                                                         1.42        71.5     No         Y             Y
89                                                         1.49        74.7     No         Y             Y
92                                                         1.35        71.7     No         Y             Y
97                                                         1.34        72.0     No         Y             Y
97a                                                        0.00         0.0
97b                                                        0.00         0.0
97c                                                        0.00         0.0
97d                                                        0.00         0.0
97e                                                        0.00         0.0
98                                                         1.34        68.4     No         Y             Y
100                                                        1.26        77.9     No         Y             Y
102                                                        1.32        68.5     No         Y             Y
103                                                        1.29        74.8     No         Y             Y
104                                                        1.25        73.5     No         Y             Y
106                                                        1.32        69.9     No         Y             Y
107                                                        1.28        72.6     No         Y             Y
110                                                        1.50        62.7     No         Y             Y
111                                                        1.30        72.0     No         Y             Y
114                                                        1.27        78.9     No         N             Y
116                                                        1.36        73.5     No         Y             Y
119                                                        1.47        73.2     No         Y             Y
120                                                        1.30        71.7     No         Y             Y
122                                                        1.21        74.8     No         N             N
123                                                        1.37        79.3     No         Y             Y
124                                                        1.32        79.1     No         Y             Y
125                                                        1.30        78.5     No         Y             N
131                                                        1.28        74.0     No         Y             Y
136                                                        1.34        79.0     No         Y             Y
137                                                        1.32        74.9     No         Y             Y
143                                                        1.41        79.9     No         Y             Y
144                                                        1.23        76.6     No         Y             Y
145      A & P                                             1.05        96.3     No         Y             N
148                                                        1.64        47.1     No         Y             N
149                                                        1.38        74.9     No         Y             Y
151                                                        1.45        79.8     No         Y             Y
152                                                        1.47        78.0     No         Y             Y
154                                                        1.31        73.9     No         N             Y
155                                                        1.31        72.4     No         Y             Y
156                                                        1.40        72.4     No         Y             Y
157                                                        1.58        60.3     No         Y             Y
161                                                        1.52        73.6     No         Y             Y
162                                                        1.36        77.9     No         Y             Y
164                                                        1.54        60.7     No         N             Y
172                                                        1.39        74.8     No         Y             Y
174                                                        1.30        79.9     No         Y             Y

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
Lehman Pool

Mortgage
Loan
Number   Property Name                                                  Address
(i)      (ii)                                                           (ii)
178      Whole Foods Market                                              711 University Avenue
179      One Sentry Parkway                                              One Sentry Parkway
187      Budgetel Inn                                                    3701 SW 38th Avenue
188      Hillside Village Center                                         E/S Route 111
191      Thrifty's (Roll-Up)                                             Various
191a     Thrifty's Neighborhood Center (South Pasadena)                  900-914 Fair Oaks Avenue
191b     2421 West Rosecrans Avenue (Thrifty's-Gardena)                  2421 West Rosecrans Avenue
191c     Thrifty Drug Store No. 650 (Thrifty's Calexico)                 244 E. 3rd Street
191d     72 Springstowne Center (Thrifty's Vallejo)                      72 Springtowne Center
193      Tiffany Corner Shopping Center                                  NEQ of Cactus Road and 67th Avenue
194      Timbers of Pine Hollow Apartments                               2020 Plantation Drive
200      Southpoint Shopping Center                                      12855 Gulf Freeway
201      Provincial Towers Apartments                                    34 South Main Street
202      Royal Palms Mobile Home/RV Park                                 7901 E. Ben White Boulevard
204      Park Plaza - Salem                                              123-129 South Broadway
208      Village Faire Shoppes                                           1100-1198 South Coast Highway
209      South Trust Building                                            402 Kentucky Avenue
210      South Ridge Apartments                                          440 West Oak Ridge Road
214      Minges Creek Plaza                                              5420 Beckley Road
215      TransFlorida Bank Plaza                                         1347-1671 South University Drive
216      Chesapeake Square                                               U.S. Highway No. 13
217      Orchard Plaza                                                   Plank Road and Orchard Avenue
220      J.P. Morgan Building                                            109 Royal Palm Way
224      Kingston Apartments                                             2701-2731 North Andrews Avenue
225      Glengary Shopping Center                                        5950-6010 Westerville Road
226      1696 and 1700 to 1712 Newport Boulevard                         1696 and 1700 to 1712 Newport Boulevard
230      Walgreens Pharmacy (Chicago)                                    NWC West Fullerton Avenue & North Central Avenue
231      Karl Plaza Shopping Center                                      1620 Dublin Granville Road
232      Villa Serrano                                                   201 South Magnolia
233      Kendale Plaza Shopping Center                                   S/E Corner of Lee Avenue and Main Street
235      Best Buy (Little Rock)                                          Chenal Parkway & Bowman Road
236      Alice Nettell Tower                                             550 Third Avenue North
241      Oakwood Apartments                                              4050 NE 1st Avenue
243      5210 Maryland Way Office Building                               NEC of Maryland Way and Westwood Place
245      Fashion Village and East Colonial Shopping Centers              3817 & 3907-3915 East Colonial Drive
252      Merrill Crossing Shopping Ctr.                                  9119 Merrill Road
253      River Creek Apartments                                          2525 Center West Parkway
257      Versailles of Rockford                                          5145 East State Street
258      Lynnwood Manor Health Care Center                               5821 188th Street S.W.
259      Tri-County Square                                               U.S. Highway 25E
260      Bethesda Court Hotel                                            7740 Wisconsin Avenue
262      Roswell Mill Office Buildings                                   85 Mill Street
263      Highland Tech Center                                            8925,8955,8985 East Nichols Avenue
264      Stor-All Properties                                             Various
264a     1880 Dr. Andre's Way                                            1880 Dr. Andre's Way
264b     7388 Central Industrial Way                                     7388 Central Industrial Way
264c     330-358 Northeast 4th Street                                    330-358 Northeast 4th Street
265      Parole Office Park                                              130, 132 and 134 Holiday Court
266      McEvers Corners                                                 975 Dawsonville Road
268      Courtyards Apartments                                           1906 Sam Houston Drive
269      Miami Gardens Plaza                                             18351 Northwest 27th Avenue
271      Webtron Building                                                2030 W. McNab Road
273      Santa Fe Square                                                 Northeast Corner of Southern Avenue & Gilbert Road
276      Best Buy (Sioux Falls)                                          2104 W. 41st Street


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
178      San Diego                 CA    92103          5,331,911.30     36,727.23             7.3400        119         04/01/08
179      Whitpain Township         PA    19422          5,292,378.31     35,367.88             7.0300        118         03/01/08
187      Ocala                     FL    34474          4,994,436.22     37,438.78             7.6500        119         04/01/08
188      Smithtown                 NY    11787          4,993,729.36     35,020.64             6.9000        119         04/01/08
191      Various                   CA    Various        4,936,933.47     33,165.45             7.0700        117         02/01/08
191a     South Pasadena            CA    91030
191b     Gardena                   CA    90249
191c     Calexico                  CA    92231
191d     Vallejo                   CA    94591
193      Glendale                  AZ    85304          4,904,313.30     33,091.81             7.1161         81         02/01/05
194      Conroe                    TX    77301          4,896,093.16     33,061.84             7.1400        119         04/01/08
200      Houston                   TX    77034          4,735,219.11     32,596.91             7.3100         80         01/01/05
201      Wilkes-Barre              PA    18701          4,662,868.47     31,638.46             7.1700        177         02/01/13
202      Austin                    TX    78741          4,600,000.00     31,598.81             7.3200        120         05/01/08
204      Salem                     NH    03079          4,588,483.58     31,786.73             7.3800        117         02/01/08
208      Laguna Beach              CA    92651          4,489,166.80     31,804.30             7.6100        177         02/01/13
209      Lakeland                  FL    33801          4,488,810.52     31,218.51             7.4200        117         02/01/08
210      Orlando                   FL    32809          4,485,830.01     30,697.93             7.2500        116         01/01/08
214      Battle Creek              MI    49015          4,445,732.34     32,043.08             7.4900        119         04/01/08
215      Plantation                FL    33324          4,393,961.09     29,926.28             7.2200        118         03/01/08
216      Onley                     VA    23418          4,393,749.31     29,510.09             7.0800        118         03/01/08
217      Logan Township            PA    16601          4,389,461.37     31,690.20             7.2100        298         03/01/23
220      Palm Beach                FL    33480          4,196,597.85     28,112.15             7.0600        119         04/01/08
224      Wilton Manors             FL    33311          4,180,514.34     30,901.16             7.4500         56         01/01/03
225      Blendon Township          OH    43081          4,174,404.10     28,713.70             7.3200        118         03/01/08
226      Costa Mesa                CA    92627          4,164,473.16     28,758.54             7.3600        118         03/01/08
230      Chicago                   IL    60630          4,119,422.58     30,785.00             7.3600        236         01/01/18
231      Columbus                  OH    43229          4,114,484.43     28,301.54             7.3200        118         03/01/08
232      Anaheim                   CA    92804          4,111,868.60     29,639.51             7.7768        115         12/01/07
233      Sanford                   NC    27330          4,094,344.90     27,830.32             7.2000        118         03/01/08
235      Little Rock               AR    72211          4,092,586.34     33,004.26             7.4900        239         04/01/18
236      Virginia                  MN    55792          4,085,108.18     29,397.77             7.1600        297         02/01/23
241      Oakland Park              FL    33334          3,990,036.80     27,722.49             7.4100        177         02/01/13
243      Brentwood                 TN    37027          3,987,379.97     27,259.93             7.2400        116         01/01/08
245      Orlando                   FL    32803          3,932,520.25     28,736.26             7.9100        113         10/01/07
252      Jacksonville              FL    32211          3,790,289.55     25,948.48             7.2600        117         02/01/08
253      Augusta                   GA    30901          3,788,034.64     25,922.70             7.2500        116         01/01/08
257      Rockford                  IL    61108          3,750,108.50     25,243.05             7.0900        117         02/01/08
258      Lynnwood                  WA    98037          3,746,037.63     28,868.62             7.9700        119         04/01/08
259      Corbin                    KY    40701          3,688,584.07     25,499.53             7.3530        116         01/01/08
260      Bethesda                  MD    28014          3,636,395.34     26,641.67             7.3600        117         02/01/08
262      Roswell                   GA    30075          3,614,244.75     25,470.75             7.5500        116         01/01/08
263      Englewood                 CO    80112          3,597,169.25     24,460.75             7.2100        239         04/01/18
264      Various                   FL    Various        3,594,923.24     24,217.43             7.1100        118         03/01/08
264a     Delray Beach              FL    33445
264b     Riviera Beach             FL    33404
264c     Delray Beach              FL    33445
265      Annapolis                 MD    21401          3,594,810.39     23,999.26             7.0200        118         03/01/08
266      Gainesville               GA    30504          3,591,540.48     26,206.88             7.3300        298         03/01/23
268      Victoria                  TX    77901          3,591,078.89     25,023.98             7.4400        117         02/01/08
269      Miami                     FL    33056          3,591,048.41     24,974.81             7.4200        117         02/01/08
271      Ft. Lauderdale            FL    33309          3,547,375.75     24,870.75             7.5200        119         04/01/08
273      Mesa                      AZ    85204          3,496,073.89     26,092.78             7.6000         83         04/01/05
276      Sioux Falls               SD    57105          3,475,000.00     24,131.36             7.4300        120         05/01/08


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
178              359      N           0.1400          0.0050      N         -            Act/360   Lehman Brothers
179                       N           0.1400          0.0050      Y         2.0000       Act/360   Lehman Brothers
187              299      N           0.1400          0.0050      N         -            Act/360   Lehman Brothers
188              299      N           0.1400          0.0050      N         -            Act/360   Lehman Brothers
191              357      Both        0.1400          0.0050      N         -            Act/360   Lehman Brothers
191a                      Both
191b                      Both
191c                      Both
191d                      Both
193              357      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
194              359      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
200                       N           0.0900          0.0050      Y         2.0000       Act/360   Lehman Brothers
201                       N           0.0900          0.0050      Y         2.0000       Act/360   Lehman Brothers
202              360      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
204              357      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
208                       N           0.0900          0.0050      Y         2.0000       Act/360   Lehman Brothers
209              357      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
210                       N           0.1650          0.0050      Y         2.0000       Act/360   Lehman Brothers
214              323      N           0.1400          0.0050      N         -            Act/360   Lehman Brothers
215              358      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
216                       N           0.1500          0.0050      Y         2.0000       Act/360   Lehman Brothers
217                       N           0.1400          0.0050      N         -            30/360    Lehman Brothers
220              359      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
224                       N           0.0900          0.0050      Y         2.0000       Act/360   Lehman Brothers
225                       N           0.0900          0.0050      Y         2.0000       Act/360   Lehman Brothers
226              358      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
230              282      N           0.0400          0.0050      N         -            30/360    Lehman Brothers   Y
231                       N           0.0900          0.0050      Y         2.0000       Act/360   Lehman Brothers
232                       N           0.1650          0.0050      Y         2.0000       Act/360   Lehman Brothers
233              358      N           0.1400          0.0050      N         -            Act/360   Lehman Brothers
235                       N           0.1400          0.0050      N         -            Act/360   Lehman Brothers
236                       N           0.1400          0.0050      N         -            30/360    Lehman Brothers
241                       N           0.1400          0.0050      Y         2.0000       Act/360   Lehman Brothers
243                       N           0.1500          0.0050      Y         2.0000       30/360    Lehman Brothers
245              353      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
252              357      N           0.1400          0.0050      N         -            Act/360   Lehman Brothers
253              356      N           0.0900          0.0050      N         -            30/360    Lehman Brothers
257                       N           0.0900          0.0050      Y         2.0000       Act/360   Lehman Brothers
258              299      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
259                       N           0.0900          0.0050      Y         2.0000       Act/360   Lehman Brothers
260              297      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
262                       N           0.1500          0.0050      Y         2.0000       Act/360   Lehman Brothers
263                       N           0.1400          0.0050      Y         2.0000       Act/360   Lehman Brothers
264                       N           0.1400          0.0050      Y         2.0000       Act/360   Lehman Brothers
264a                      N
264b                      N
264c                      N
265                       N           0.1400          0.0050      Y         2.0000       Act/360   Lehman Brothers
266                       N           0.1400          0.0050      N         -            30/360    Lehman Brothers
268              357      N           0.0900          0.0050      N         -            Act/360   Lehman Brothers
269              357      N           0.1700          0.0050      N         -            Act/360   Lehman Brothers
271              359      N           0.1400          0.0050      N         -            Act/360   Lehman Brothers
273              299      N           0.1400          0.0050      N         -            Act/360   Lehman Brothers
276              360      N           0.1400          0.0050      N         -            Act/360   Lehman Brothers



                             Lease       Residual               Debt
Mortgage                     Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                 ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor           Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)              (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
178                                                             1.25         79.9     No         N           Y
179                                                             1.36         57.7     No         Y           Y
187                                                             1.49         74.5     No         Y           N
188                                                             1.72         60.2     No         Y           Y
191                                                             1.35         73.1     No         Y           Y
191a                                                            1.20         66.5
191b                                                            1.41         80.3
191c                                                            1.52         79.8
191d                                                            1.51         80.2
193                                                             1.31         74.7     No         N           Y
194                                                             1.28         75.3     No         Y           Y
200                                                             1.30         75.2     No         Y           Y
201                                                             1.23         77.7     No         Y           Y
202                                                             1.37         78.6     No         Y           Y
204                                                             1.26         78.4     No         Y           Y
208                                                             1.26         56.1     No         Y           N
209                                                             1.26         70.7     No         Y           Y
210                                                             1.25         73.5     No         N           Y
214                                                             1.40         74.0     No         N           Y
215                                                             1.49         72.0     No         Y           Y
216                                                             1.28         75.1     No         Y           Y
217                                                             1.31         74.4     No         Y           N
220                                                             1.28         71.1     No         Y           Y
224                                                             1.27         78.4     No         Y           Y
225                                                             1.32         74.5     No         Y           Y
226                                                             1.53         74.6     No         Y           Y
230      Walgreen Company    Y            Y                     1.02         94.7     No         Y           N
231                                                             1.30         73.5     No         Y           Y
232                                                             1.20         76.6     No         N           N
233                                                             1.38         73.4     No         Y           Y
235                                                             1.26         74.4     No         Y           Y
236                                                             1.31         69.2     No         Y           N
241                                                             1.31         79.8     No         Y           Y
243                                                             1.36         79.0     No         Y           N
245                                                             1.33         76.4     No         Y           N
252                                                             1.40         73.6     No         Y           Y
253                                                             1.41         74.3     No         Y           N
257                                                             1.23         79.8     No         Y           Y
258                                                             2.29         47.4     No         Y           N
259                                                             1.46         75.3     LB-B       Y           Y
260                                                             1.58         66.1     No         Y           Y
262                                                             1.31         65.9     No         Y           Y
263                                                             1.26         74.9     No         N           Y
264                                                             1.31         74.1     No         Y           Y
264a                                                            0.00          0.0
264b                                                            0.00          0.0
264c                                                            0.00          0.0
265                                                             1.34         78.2     No         Y           Y
266                                                             1.25         74.8     No         Y           N
268                                                             1.26         79.8     No         Y           Y
269                                                             1.66         71.8     No         Y           Y
271                                                             1.35         74.7     No         N           Y
273                                                             2.00         30.9     No         N           Y
276                                                             1.25         77.2     No         N           Y

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
Lehman Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
277      Parkway Nursing Home                                            525 13th Street
279      Terrace View Apartments                                         525 Vaughn Avenue
282      Walgreens (Las Vegas)                                           9420 Lake Mead Boulevard
284      Fidelity Federal Bank Building                                  6350 Laurel Canyon Boulevard
285      White Mountain Village                                          20 East White Mountain Boulevard
287      Shepherdsville Square                                           Kentucky Highway 44
289      100 Broadway                                                    64, 100 & 102 Broadway
293      Green Center (MCG)                                              East Gude Drive and Taft Street
295      Walgreens Pharmacy (Chicago Heights)                            SWC of Western Avenue and Lincoln Highway
296      Everett I-5 Mini-Storage                                        13026 4th Avenue West
298      Marketplace Shopping Center (Williamsburg-Loan Level)           Various
298a     Rivergate Business Center   (Williamsburg-Prop Level)           309 McLaws Circle
298b     Marketplace Shopping Center (Williamsburg-Prop Level)           240 McLaws Circle
302      Sussex Downs Apartments                                         1125 Magnoilia Drive
303      Foothills Villas Apartments                                     2601-2675 West Second Street
306      Manchester Square                                               Kentucky Highway 8 at U.S. Highway 421
310      Swall Towers East                                               310 S. Swall Drive
312      Hillside Village Plaza                                          50 Route 111
314      Kaiser Permanente Health Center                                 65 Kane Street
316      Swall Towers West                                               311 S. Swall Drive
319      Salt Lake Medical Plaza Office Building                         24 South 1100 East
322      Carriage Hills Apartments                                       114-116 Surrey Circle
323      Village on the Pike Shopping Center                             2940 Covington Pike
326      General Cinema                                                  4016 East 82nd Street
328      Valencia Gardens Apartments                                     2704 to 2734 Juniper Avenue
331      Woodmere Apartments                                             2135 West County Line Road
334      Rain Forest Apartments                                          17714 Red Oak Drive
335      Nexstar Pharmaceuticals Building                                2860 Wilderness Place
341      Timberfalls Apartments                                          2600 East 113th Ave.
344      University Village Shopping Center                              2441, 2529-2539 University Boulevard
347      Greenbrier Valley Mall                                          U.S. Route 219
352      Maple Plaza Shopping Center                                     1102-1198 E. West Maple Road
355      West Court Office Building                                      2448 Holly Avenue
357      Paradise Shopping Plaza                                         NEQ of 40th Street and Thunderbird Road
358      Century Analysis, Inc., Building                                60 Berry Drive
361      Dolly Creek Shopping Center                                     2409 Acton Road
363      Raintree Apartments                                             7601 North 9th Avenue
367      Park East Apartments                                            1845 Summit Place, N.W.
368      Shadow Trail Apartments                                         15520 Foothill Boulevard
369      Inn at Saratoga                                                 20645 Fourth Street
371      Marketplace at Ken Caryl                                        10143 West Chatfield Avenue
378      K-Mart Plaza Shopping Center (Galveston)                        6105-6327 Stewart Road
379      303 Winding Road                                                303 Winding Road
383      Hillside Apartments                                             501 Eric Avenue
384      Walgreen Store (Wolfcreek)                                      SEC of Germantown Parkway & U.S. Highway 64
388      Miramar/Chapparone Auto Center                                  6590-6598 Miramar Road
390      Jefferson Centre                                                105 East Jefferson Boulevard
393      Central Park Professional Center                                1450 Madruga Avenue
403      Eckerd Drug Store (Lexington)                                   NWC of Columbia Avenue and Old Chapin Road
406      1803 Park Center Drive                                          1803 Park Center Drive
414      Wanamassa Gardens Apartments                                    1515 Allen Avenue
416      River Oaks Apartments                                           3001 Medical Arts Street
418      Timm Office Building                                            136 West Canon Perdido Street
420      Hillcroft Plaza Shopping Center                                 6401 Hillcroft
422      Olde Towne Shopping Center                                      210-800 Olde Towne Road


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
277      Snohomish                 WA    98290          3,446,354.62     26,559.13             7.9700        119         04/01/08
279      Toms River                NJ    08753          3,431,073.27     23,280.49             7.1700        177         02/01/13
282      Las Vegas                 NV    89134          3,396,544.93     27,051.35             7.2000        234         11/01/17
284      North Hollywood           CA    91606          3,392,923.73     25,103.59             7.4900        118         03/01/08
285      Pinetop-Lakeside          AZ    85935          3,390,568.02     22,120.18             6.7800        117         02/01/08
287      Shepardsville             KY    41065          3,389,509.68     23,432.00             7.3530        116         01/01/08
289      Menands                   NY    12204          3,380,435.75     27,099.85             7.3600        117         02/01/08
293      Rockville                 MD    20850          3,343,708.47     26,335.70             7.1800        119         04/01/08
295      Chicago Heights           IL    60630          3,297,412.39     24,512.00             7.4300        236         01/01/18
296      Everett                   WA    98204          3,295,515.58     22,534.20             7.2600        118         03/01/08
298      Williamsburg              VA    23185          3,291,905.50     23,074.08             7.5000        117         02/01/08
298a     Williamsburg              VA    23185
298b     Williamsburg              VA    23185
302      Franklin                  TN    37064          3,266,130.06     21,612.98             6.9200        117         02/01/08
303      San Bernadino             CA    92410          3,264,848.02     27,132.04             7.7700        234         11/01/17
306      Manchester                KY    40165          3,239,972.50     22,398.23             7.3530        116         01/01/08
310      Los Angeles               CA    90048          3,197,448.60     21,591.40             7.1400        119         04/01/08
312      Smithtown                 NY    11787          3,191,710.26     21,677.91             7.1800        117         02/01/08
314      West Hartford             CT    06119          3,184,959.64     22,704.46             7.6500        113         10/01/07
316      Los Angeles               CA    90048          3,147,488.47     21,254.03             7.1400        119         04/01/08
319      Salt Lake City            UT    84102          3,134,338.76     22,379.95             7.0700        117         02/01/08
322      Chamblee                  GA    30341          3,113,343.36     26,667.99             8.1200         51         08/01/02
323      Memphis                   TN    38134          3,097,528.33     20,916.67             7.1400        119         04/01/08
326      Indianapolis              IN    46250          3,090,238.46     21,147.46             7.2500        176         01/01/13
328      Boulder                   CO    80301          3,071,470.37     20,058.78             6.7900        117         02/01/08
331      Jackson                   NJ    08527          3,032,111.26     20,573.46             7.1700        177         02/01/13
334      Houston                   TX    77090          2,997,655.06     20,444.95             7.2400        119         04/01/08
335      Boulder                   CO    80301          2,997,612.80     20,262.20             7.1500        119         04/01/08
341      Tampa                     FL    33612          2,955,617.80     19,514.37             6.9100        118         03/01/08
344      Houston                   TX    77005          2,936,468.90     23,757.60             9.0100        170         07/01/12
347      Fairlea                   WV    24901          2,891,052.37     19,986.12             7.3530        116         01/01/08
352      Walled Lake               MI    48390          2,792,929.95     19,253.10             7.3300        117         02/01/08
355      Annapolis                 MD    21401          2,745,987.29     18,240.45             6.9700        118         03/01/08
357      Phoenix                   AZ    85032          2,697,988.17     18,841.83             7.4800        119         04/01/08
358      Pacheco                   CA    94553          2,696,563.47     18,915.78             7.5200        118         03/01/08
361      Vestavia Hills            AL    35243          2,672,871.41     18,067.13             7.1500        119         04/01/08
363      Pensacola                 FL    32514          2,652,844.86     17,625.65             6.9600         81         02/01/05
367      Washington                DC    20009          2,596,160.04     17,158.40             6.9200        118         03/01/08
368      Sylmar                    CA    91342          2,593,160.14     17,455.30             7.0900        117         02/01/08
369      Saratoga                  CA    95070          2,588,127.92     19,298.41             7.5500        116         01/01/08
371      Littleton                 CO    80127          2,547,125.71     18,960.54             7.5700        119         04/01/08
378      Galveston                 TX    77551          2,494,392.42     17,813.27             7.0900        118         03/01/08
379      Bethpage                  NY    11804          2,491,811.51     16,716.60             7.0500         80         01/01/05
383      Bowling Green             KY    42101          2,472,995.16     16,566.09             7.0600        119         04/01/08
384      Memphis                   TN    38133          2,467,814.73     20,287.76             7.5000        230         07/01/17
388      San Diego                 CA    92121          2,448,027.16     16,448.26             7.0900        119         04/01/08
390      South Bend                IN    46601          2,446,687.19     16,763.20             7.2800        118         03/01/08
393      Coral Gables              FL    33146          2,396,615.50     16,144.95             7.1100        118         03/01/08
403      Lexington                 SC    29072          2,340,959.27     17,274.09             7.5700        232         09/01/17
406      Orlando                   FL    32835          2,322,167.35     16,560.29             7.6900        118         03/01/08
414      Wannamassa                NJ    07712          2,254,135.36     15,294.74             7.1700        177         02/01/13
416      Austin                    TX    78705          2,246,834.81     15,151.07             7.1200        118         03/01/08
418      Santa Barbara             CA    93101          2,222,028.77     15,299.34             7.3300        118         03/01/08
420      Houston                   TX    77081          2,205,232.78     16,045.30             7.3000        118         03/01/08
422      Vestiva Hills             AL    35216          2,197,192.71     15,397.79             7.5100        118         03/01/08


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
277              299      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
279                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
282                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
284              298      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
285                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
287                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
289              237      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
293              239      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
295              290      N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
296              358      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
298                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
298a                      N
298b                      N
302              357      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
303                       N           0.0900          0.0050      N         -            30/360     Lehman Brothers
306                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
310              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
312              357      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
314              353      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
316              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
319              297      Y           0.1400          0.0050      N         -            Act/360    Lehman Brothers
322              231      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
323              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
326                       N           0.0950          0.0050      Y         2.0000       Act/360    Lehman Brothers
328                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
331                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
334              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
335              359      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
341                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
344              350      N           0.1650          0.0050      N         -            Act/360    Lehman Brothers
347                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
352                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
355                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
357              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
358                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
361              359      N           0.1100          0.0050      N         -            Act/360    Lehman Brothers
363              357      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
367                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
368                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
369                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
371              299      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
378                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
379                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
383              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
384                       N           0.1500          0.0050      N         -            Act/360    Lehman Brothers
388              359      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
390              358      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
393              358      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
403              280      N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
406              358      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
414                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
416              358      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
418              358      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
420                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
422                       N           0.1500          0.0050      Y         2.0000       Act/360    Lehman Brothers


                             Lease       Residual               Debt
Mortgage                     Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                 ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor           Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)              (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
277                                                             2.23         51.6     No         Y           N
279                                                             1.24         79.8     No         Y           Y
282      Walgreen Company                                       1.29         69.0     No         Y           N
284                                                             1.31         72.2     No         N           Y
285                                                             1.39         73.7     No         N           Y
287                                                             1.56         73.3     LB-C       Y           Y
289                                                             1.36         67.6     No         Y           Y
293                                                             1.28         69.7     No         Y           Y
295      Walgreen Company    Y            Y                     1.02         94.2     No         Y           N
296                                                             1.53         64.6     No         Y           Y
298                                                             1.32         74.1     No         Y           Y
298a                                                            1.32         77.8
298b                                                            1.32         69.6
302                                                             1.27         79.7     No         Y           Y
303                                                             1.29         65.3     No         N           N
306                                                             1.81         66.8     LB-B       Y           Y
310                                                             1.29         79.9     No         Y           Y
312                                                             1.30         72.5     No         Y           Y
314                                                             1.28         75.8     No         Y           N
316                                                             1.28         76.3     No         Y           Y
319                                                             1.48         63.6     No         Y           Y
322                                                             1.56         77.8     No         Y           N
323                                                             1.39         73.8     No         Y           Y
326                                                             1.29         79.2     No         Y           Y
328                                                             1.29         79.8     No         N           Y
331                                                             1.30         79.8     No         Y           Y
334                                                             1.31         76.5     No         Y           Y
335                                                             1.32         71.4     No         N           Y
341                                                             1.41         79.9     No         N           Y
344                                                             1.29         69.9     No         N           N
347                                                             1.30         70.5     LB-C       Y           Y
352                                                             1.38         57.0     No         Y           Y
355                                                             1.29         78.5     No         Y           Y
357                                                             1.39         74.7     No         Y           Y
358                                                             1.27         74.9     No         Y           Y
361                                                             1.38         77.5     No         Y           Y
363                                                             1.54         69.8     No         Y           Y
367                                                             1.30         79.6     No         Y           Y
368                                                             1.32         78.6     No         Y           Y
369                                                             3.53         39.8     No         Y           Y
371                                                             1.31         74.7     No         Y           Y
378                                                             1.31         65.6     No         Y           Y
379                                                             1.25         62.3     No         Y           Y
383                                                             1.33         79.8     No         Y           Y
384                                                             1.19         83.1     LB-H       Y           Y
388                                                             1.45         74.2     No         N           Y
390                                                             1.57         74.1     No         Y           Y
393                                                             1.26         68.5     No         Y           Y
403      JC Penney           Y            Y                     1.07         97.5     No         Y           N
406                                                             1.38         74.9     No         Y           N
414                                                             1.20         77.7     No         Y           Y
416                                                             1.43         73.7     No         Y           Y
418                                                             1.32         74.1     No         N           Y
420                                                             1.48         71.1     No         Y           Y
422                                                             1.38         73.2     No         Y           Y

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
Lehman Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
423      5 Walk-Up Residential Buildings (Formerly 70 East)              70 East 3rd, 157,162 Stanton, 166,178 Norfolk
425      Days Inn (Winter Park)                                          901 North Orlando Avenue
427      Tara Woods Apartments                                           661 Sherwood Drive
428      Sneaker Stadium                                                 Hurfville Road (Route 41)
429      Andora Apartments                                               3305 Linda Drive
431      3610 Birch Street (Apollo Office Building)                      3610 Birch Street
432      Walgreens Pharmacy (Miami)                                      15900 Northwest 27th Avenue
441      FAA Building                                                    8808 Beck Road
448      Walgreens - Richmond                                            11119 Hull Street Road
449      Stoughton Plaza                                                 397-423 Washington Street
450      PetsMart Inc.                                                   2677 East Main Street
451      Cobblestone Village Shopping Center                             2001-2099 East Orangethorpe Avenue
454      3848-3870 East Foothill Boulevard (East Pasadena)               3848-3870 East Foothill Boulevard
464      Rite Aid Pharmacy (Liberty)                                     Route 52
466      CVS Pharmacy (Philadelphia)                                     1099 Washington Avenue
471      CVS Drug Store (Martinsville)                                   S.R. 39 & Randolph Street
473      Auto/Retail Facility (Lauderhill)                               6440 W. Commercial Boulevard
474      Campostella Corners Shopping Center                             South Military Highway/Campostella Road
475      Shops at State Bridge                                           5950 State Bridge Road
479      Fairfield Inn (Musselman-Mt.Sterling)                           105 Stone Trace Drive
480      Hampton Inn (Musselman-Elizabethtown)                           1035 Executive Drive
482      CVS Pharmacy (Vernon)                                           142 Talcottville Road
483      Shannon Square                                                  3605-45 Library Road
494      Eckerd Drug Store (Jacksonville)                                NWC Southside Boulevard and Touchton Road
496      Gardner Plaza                                                   Pearson Boulevard
498      Officemax Free-Standing Retail/Commercial Building              South Side of Route 611
500      The In-Line Retail Shop Space (Peoria)                          8940 and 8960 West Bell Road
501      Western Hills Shopping Center                                   Highway 105 West
502      Eckerd Drug Store (Ft. Myers)                                   South Side of Palm Beach Boulevard (S.R. 80)
504      Crystal Inn (Brigham City)                                      480 Westland Drive
512      Revco Pharmacy (Decatur)                                        SWC of Candler Road and Misty Candler Road
515      121 Greene Street                                               121 Green Street
516      Payson Center                                                   SEC of State Route 87 and State Route 260
518      Village Woods Commons Shopping Center                           42 Nichols Street
519      Days Inn (Prescott Valley)                                      7875 East Highway 69
521      CVS Pharmacy (Lancaster)                                        32-54 W. Lemon Street
525      Galaxy Shopping Center                                          2300 Planet Avenue
526      Crestwood Station Shopping Center                               Kentucky Highway 146
527      Village Pines                                                   25 South Lincoln Ave.
529      Price Savers Center                                             2049 West Broadway Road
530      Indian Village Shopping Center                                  SEC of Indian School Road and 16th Street
531      Caledon Wood Professional Park                                  Pelham Road
532      4445 West 16th Street                                           4445 W. 16th Avenue
533      6 Fortune Drive                                                 6 Fortune Drive
536      Georgetown Village Apartments                                   1421 Reidville Road
537      336 Washington Street (Boston Private)                          336 Washington Street
540      La Jolla Court Apartments                                       1322 North La Jolla Boulevard
542      Hodges Warehouse (Hodges II)                                    800 South Madison Avenue
544      Eckerd Drug Store (Camden)                                      SWC of DeKalb Street and Campbell Street
545      CVS Drug Store (Mableton)                                       5846-5856 Mableton Parkway
548      Fry's Greenfield Plaza                                          NEC Greenfield Road and University Drive
551      Ames Plaza (Amenia)                                             Route 22


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
423      New York                  NY    10002          2,197,106.08     15,217.35             7.3900        118         03/01/08
425      Winter Park               FL    32789          2,195,718.51     16,747.44             7.8400        118         03/01/08
427      Jonesboro                 GA    30236          2,194,360.59     15,241.76             6.7800        118         03/01/08
428      Deptford                  NJ    08096          2,193,031.27     14,963.14             7.2200        116         01/01/08
429      Dallas                    TX    75220          2,192,153.17     17,295.09             7.1800        238         03/01/18
431      Newport Beach             CA    92660          2,183,388.13     15,322.75             7.5300        119         04/01/08
432      Miami                     FL    33054          2,170,234.76     16,922.34             7.4500        230         07/01/17
441      Van Buren Township        MI    48111          2,141,611.88     23,552.00             7.0600        159         08/01/11
448      Richmond                  VA    23112          2,100,455.05     17,827.32             7.7700        223         12/01/16
449      Stoughton                 MA    02072          2,098,425.83     14,611.67             7.4500        119         04/01/08
450      Plainfield                IN    46168          2,098,410.02     14,539.98             7.4000        119         04/01/08
451      Placentia                 CA    92670          2,098,381.24     14,411.26             7.3100        119         04/01/08
454      Pasadena                  CA    91107          2,096,994.77     14,041.94             7.0500        142         03/01/10
464      Liberty                   NY    12754          2,080,599.32     15,014.60             7.0200        236         01/01/18
466      Philadelphia              PA    19147          2,074,140.20     14,743.00             6.9700        237         02/01/18
471      Martinsville              IN    46151          2,038,393.46     16,350.34             7.3200        235         12/01/17
473      Lauderhill                FL    33119          1,997,734.77     14,831.90             7.5400        119         04/01/08
474      Chesapeake                VA    23320          1,997,261.83     13,616.41             7.2300        118         03/01/08
475      Alpharetta                GA    30136          1,995,371.55     14,033.68             6.9200        118         03/01/08
479      Mt. Sterling              KY    40353          1,991,043.78     15,004.30             7.6720        116         01/01/08
480      Elizabethtown             KY    42701          1,991,043.78     15,004.30             7.6720        116         01/01/08
482      Vernon                    CT    06066          1,969,899.72     15,748.24             7.2500        234         11/01/17
483      Castle Shannon            PA    15234          1,947,537.00     13,701.51             7.5500        118         03/01/08
494      Jacksonville              FL    32216          1,905,798.57     13,875.41             7.2800        236         01/01/18
496      Gardner                   MA    01440          1,898,520.76     12,974.24             7.2600        119         04/01/08
498      Stroud Township           PA    18360          1,897,760.17     13,782.33             7.2900        119         04/01/08
500      Peoria                    AZ    85345          1,893,035.93     14,260.71             8.2400        114         11/01/07
501      Montgomery                TX    77356          1,892,853.54     13,891.55             7.6560        116         01/01/08
502      Ft. Myers Shores          FL    33905          1,892,262.33     14,814.38             6.9200        232         09/01/17
504      Brigham City              UT    84302          1,891,128.86     13,929.79             7.4100        176         12/31/12
512      Decatur                   GA    30032          1,840,419.99     14,490.34             7.1000        236         01/01/18
515      New York                  NY    10012          1,800,000.00     12,536.60             7.4600        120         05/01/08
516      Payson                    AZ    85541          1,797,620.30     12,426.02             7.3700        118         03/01/08
518      Ogden                     NY    14559          1,792,241.27     13,785.55             7.9100        116         01/01/08
519      Prescott                  AZ    86314          1,790,697.82     14,984.31             7.9360        237         02/01/18
521      Lancaster                 PA    17603          1,765,000.00     12,193.04             6.9000        249         02/01/19
525      Salina                    KS    67401          1,745,149.43     12,706.94             7.8900        116         01/01/08
526      Crestwood                 KY    40014          1,744,600.57     12,060.59             7.3530        116         01/01/08
527      Orchard Park              NY    14127          1,742,848.98     12,796.06             7.3800        116         01/01/08
529      Mesa                      AZ    85202          1,722,787.60     12,049.64             7.4900        238         03/01/18
530      Phoenix                   AZ    85016          1,708,262.64     15,127.09             7.6400        200         01/01/15
531      Greenville                SC    29615          1,705,674.66     11,746.57             7.3200        117         02/01/08
532      Hialeah                   FL    33012          1,698,200.81     12,171.66             7.7400        118         03/01/08
533      Billerica                 MA    01821          1,697,966.99     12,233.01             7.2000        119         04/01/08
536      Spartanburg               SC    29306          1,697,602.64     11,436.01             7.1100        118         03/01/08
537      Wellesley                 MA    02181          1,697,590.85     11,413.09             7.0900        178         03/01/13
540      Goodyear                  AZ    85338          1,652,187.67     12,116.49             7.3600         80         01/01/05
542      Okmulgee                  OK    74447          1,645,107.98     15,493.27             7.7100        179         04/01/13
544      Camden                    SC    29020          1,631,475.16     12,252.21             7.4200        234         11/01/17
545      Mableton                  GA    30059          1,605,822.34     11,434.20             6.9700        236         01/01/18
548      Mesa                      AZ    85205          1,597,884.71     11,045.35             7.3700        118         03/01/08
551      Amenia                    NY    12501          1,595,195.82     11,176.48             7.4900        116         01/01/08


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
423                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
425              298      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
427              298      N           0.0900          0.0050      N         -            30/360     Lehman Brothers
428                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
429                       N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
431              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
432              257      N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
441                       Y           0.0900          0.0050      N         -            30/360     Lehman Brothers
448                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
449              359      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
450              359      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
451              359      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
454                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
464              286      N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
466                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
471                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
473              299      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
474              358      N           0.1500          0.0050      N         -            Act/360    Lehman Brothers
475                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
479              296      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
480              296      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
482                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
483                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
494              296      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
496              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
498              299      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
500              354      N           0.1650          0.0050      N         -            Act/360    Lehman Brothers
501                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
502                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
504                       N           0.1650          0.0050      Y         2.0000       Act/360    Lehman Brothers
512                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
515              360      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
516              358      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
518                       N           0.0900          0.0050      Y         3.0000       Act/360    Lehman Brothers
519                       N           0.0900          0.0050      N         -            30/360     Lehman Brothers
521                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
525                       N           0.1650          0.0050      Y         2.0000       Act/360    Lehman Brothers
526                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
527              296      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
529                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
530                       Y           0.1650          0.0050      N         -            30/360     Lehman Brothers
531                       N           0.1500          0.0050      Y         2.0000       Act/360    Lehman Brothers
532              358      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
533              299      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
536              358      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
537                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
540              296      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
542                       N           0.0900          0.0050      N         -            30/360     Lehman Brothers
544                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
545                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
548              358      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
551              356      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers


                             Lease       Residual               Debt
Mortgage                     Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                 ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor           Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)              (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
423                                                             2.05         48.3     No         Y           Y
425                                                             1.54         70.8     No         Y           N
427                                                             1.58         72.0     No         Y           N
428                                                             1.30         73.7     No         Y           Y
429                                                             1.21         69.6     No         Y           Y
431                                                             1.25         78.0     No         Y           Y
432      Walgreen Company    Y            N                     1.01         94.4     No         Y           N
441                                                             1.10         63.0     No         Y           N
448      Walgreen Company                                       1.03         85.7     No         Y           N
449                                                             1.29         74.9     No         N           Y
450                                                             1.27         79.2     No         Y           Y
451                                                             1.54         58.3     No         Y           Y
454                                                             1.29         78.3     No         N           Y
464      Rite Aid Corp.      Y            Y                     1.03         97.9     No         Y           N
466      CVS Corporation                                        1.03         96.9     No         Y           N
471      Revco D.S. Inc.                                        1.03         93.9     No         Y           N
473                                                             1.41         74.7     No         Y           Y
474                                                             1.30         76.8     No         Y           Y
475                                                             1.34         74.5     No         Y           Y
479                                                             1.53         68.7     No         Y           N
480                                                             1.70         55.3     No         Y           N
482      CVS Corporation                                        1.35         63.6     No         Y           N
483                                                             1.34         74.9     No         Y           Y
494                                                             1.21         77.8     No         Y           Y
496                                                             1.54         65.5     No         Y           Y
498                                                             1.33         73.0     No         Y           Y
500                                                             1.42         64.5     No         N           N
501                                                             1.28         67.6     No         Y           N
502      JC Penney                                              1.10         82.6     No         Y           N
504                                                             1.49         59.1     No         Y           Y
512      Revco D.S. Inc.                                        0.95         80.5     No         Y           N
515                                                             1.37         75.0     No         Y           Y
516                                                             1.36         71.9     LB-E       N           Y
518                                                             1.34         74.7     No         Y           N
519                                                             1.45         74.6     No         Y           N
521      CVS Corporation                                        1.08         98.1     No         Y           N
525                                                             1.40         72.7     No         N           N
526                                                             1.85         38.8     LB-B       Y           Y
527                                                             1.26         79.2     No         Y           Y
529                                                             1.38         74.9     No         N           Y
530                                                             1.45         74.3     No         N           N
531                                                             1.34         74.8     No         Y           Y
532                                                             1.42         60.7     No         Y           N
533                                                             1.36         60.6     No         Y           Y
536                                                             1.25         78.6     No         Y           Y
537                                                             1.36         72.2     No         N           Y
540                                                             1.33         74.6     No         Y           Y
542                                                             1.29         65.8     LB-F       Y           N
544      JC Penney                                              1.05         98.9     No         Y           N
545      CVS Corporation                                        1.09         98.5     No         Y           N
548                                                             1.65         63.9     LB-E       N           Y
551                                                             1.38         63.8     No         N           Y

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
Lehman Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
553      Hilltop Village Shopping Center                                 U.S. Highway 158
554      Friendly Square Shopping Center                                 11651 West 64th Avenue
558      8614 Burton Way Apts.                                           8614 Burton Way
559      Four Industrial Buildings (Great S.W. Industrial)               Various
562      Port Jefferson Medical Park                                     5380 Nesconset Highway
563      Ashcroft Industrial Park                                        7313-7399 Ashcroft
564      8586-8588 Potter Park Drive (Palmer Ranch)                      8586-8588 Potter Park Drive
566      Villa Fontana Apartments                                        7540 S.W. 59th Court
577      Garage Loft Apartments                                          113 N.W. 13th Street
578      Rite-Aid Pharmacy (Waynesburg)                                  8619 Waynesburg Drive
581      Rite Aid Pharmacey (Hogansville)                                100 South Highway 29
582      Revco Pharmacy (Oak Ridge)                                      1287 Oak Ridge Turnpike
583      Imperial Plaza Office Building                                  1129 Watertower Lane
584      Overlook Court                                                  4620-40 Richmond Road
589      66 West 84th Street                                             66 West 84th Street
594      Tara Ridge Apartments                                           6700 Tara Boulevard
596      Shoppes of Pembroke                                             12101 Taft Street
597      Normandy Retail Center                                          957, 969 & 1111 Normandy Drive
600      238-268 Post Road                                               238-268 Post Road
607      Rincon Plaza                                                    SWC of Golf Links Road and Harrison Road
608      Eckerd Store (Mt. Holly)                                        617 Highland Street
611      Eckerd Store (Florence)                                         W. Palmetto Street/Cashua Drive
612      222 Post Road                                                   222 Post Road
614      Kennestone Corners Business Center                              1265 Kennestone Circle
616      Rite Aid Pharmacy (Williamsport)                                14 West Fifth Street
617      CVS Pharmacy (Westbrook)                                        870 Main Street
619      Lexington Village Apartments                                    200-206 Lexington Drive and 902-911 Christy Court
631      Nob Hill Office Park                                            2520 Longview Street
632      North Post Oak Business Center                                  1500 North Poast Oak Road
634      Randall Court Apartments                                        6716-6728 Randall Court
635      Dillard Office Building                                         2424 Springer Drive
636      128th Street Warehouse                                          4590 N.W. 128th Street
637      Briarcliff Mews Apartments                                      803 Briarcliff Road
640      Wolfpack Village Apartments                                     643-733,735&738 Knox Street N. & 99&31 Gentle Ave.
644      The In-Line Shop Space (Chandler)                               940 North Alma School Road
647      Dahnert Park Apartments                                         One Dahnert Park Lane
651      NTB Store Site                                                  Vestal Parkway East
652      Pier 1 Imports                                                  1524 Skyland Boulevard
655      Francesca Apartments                                            775 East 11th Avenue
666      Hodges Warehouse and Corporate Offices (Hodges I)               4401 South 72nd East Avenue
672      13348 Newport Boulevard (Walgreen - Tustin)                     13348 Newport Boulevard


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
553      Oxford                    NC    27565          1,594,743.67     11,860.17             7.5200        116         01/01/08
554      Arvada                    CO    80004          1,588,764.57     10,868.18             7.2700        119         04/01/08
558      Los Angeles               CA    90048          1,548,751.88     10,406.04             7.0900        119         04/01/08
559      Ft. Worth                 TX    75224          1,546,386.62     11,333.65             7.3800        118         03/01/08
562      Port Jefferson Station    NY    11776          1,520,687.32     10,967.47             7.7900        116         01/01/08
563      Houston                   TX    77081          1,515,445.10     10,628.06             7.5000        116         01/01/08
564      Sarasota                  FL    34238          1,498,880.08     10,457.42             7.4700        119         04/01/08
566      South Miami               FL    33143          1,496,067.38     10,090.60             7.1100        117         02/01/08
577      Oklahoma City             OK    73103          1,435,402.50      9,755.07             7.1800        116         01/01/08
578      Sandy Township            OH    44688          1,426,496.18     10,852.98             7.2300        211         12/01/15
581      Hogansville               GA    30230          1,413,906.15     11,756.17             7.5400        225         02/01/17
582      Oak Ridge                 TN    19147          1,413,228.06     10,427.02             7.3400        207         08/01/15
583      West Carrollton           OH    45449          1,398,946.34      9,721.99             7.4300        119         04/01/08
584      Warrensville Heights      OH    44128          1,398,927.25      9,636.08             7.3400        119         04/01/08
589      New York                  NY    10024          1,376,574.41      9,583.10             7.4300        117         02/01/08
594      Jonesboro                 GA    30236          1,346,566.52      9,395.62             6.8300        118         03/01/08
596      Pembroke Pines            FL    33026          1,326,253.83      9,583.49             7.8100        176         01/01/13
597      Miami Beach               FL    33134          1,298,285.64      8,983.21             7.3800        118         03/01/08
600      Fairfield                 CT    06430          1,295,028.76      9,337.94             7.1800        177         02/01/13
607      Tucson                    AZ    85730          1,253,340.82      8,663.70             7.3700        118         03/01/08
608      Mt. Holly                 NC    28120          1,235,810.25     10,223.72             7.5800        229         06/01/17
611      Florence                  SC    29501          1,217,660.73     10,094.07             7.4700        224         01/01/17
612      Fairfield                 CT    06430          1,215,334.67      8,763.30             7.1800        177         02/01/13
614      Marietta                  GA    30066          1,197,430.82      8,743.38             7.3400        118         03/01/08
616      Williamsport              PA    17701          1,192,416.56      9,573.00             7.0600        225         02/01/17
617      Westbrook                 ME    04092          1,162,826.18      9,433.54             7.4200        233         10/01/17
619      Clarksville               TN    37040          1,149,068.46      7,697.37             7.0600        119         04/01/08
631      Austin                    TX    78705          1,048,643.01      7,313.02             7.4600        118         03/01/08
632      Houston                   TX    77055          1,047,141.55      6,908.28             6.8900         81         02/01/05
634      Gladstone                 MO    64118          1,012,794.54      6,924.02             7.2400        116         01/01/08
635      Norman                    OK    73609            997,934.48      7,409.44             7.5300        118         03/01/08
636      Opa Locka                 FL    33054            997,930.56      7,402.93             7.5200        118         03/01/08
637      Atlanta                   GA    30306            997,476.59      6,991.43             6.8800        118         03/01/08
640      Monmouth                  OR    97361            995,293.89      7,299.09             7.3600        296         01/01/23
644      Chandler                  AZ    85224            972,608.45      6,817.34             7.5000        117         02/01/08
647      Garfield                  NJ    07026            957,508.82      6,496.88             7.1700        177         02/01/13
651      Vestal                    NY    13805            918,191.46      6,490.53             7.2900        236         01/01/18
652      Tuscaloosa                AL    35405            899,313.12      6,206.88             7.3600        119         04/01/08
655      Denver                    CO    80218            879,261.42      5,783.91             6.8800         83         04/01/05
666      Tulsa                     OK    74145            747,776.36      7,042.39             7.7100        179         04/01/13
672      Tustin                    CA    92680            494,859.06      4,645.27             7.0600        168         05/01/12


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
553                       N           0.1500          0.0050      Y         2.0000       Act/360    Lehman Brothers
554              359      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
558              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
559              298      N           0.0900          0.0050      N         -            30/360     Lehman Brothers
562                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
563                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
564              359      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
566              357      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
577                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
578              262      N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
581                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
582                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
583                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
584              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
589                       Y           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
594              298      N           0.0900          0.0050      N         -            30/360     Lehman Brothers
596                       N           0.1500          0.0050      Y         3.0000       Act/360    Lehman Brothers
597              358      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
600              297      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
607              358      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
608                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
611                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
612              297      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
614              298      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
616                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
617                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
619              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
631              358      N           0.1400          0.0050      N         -            Act/360    Lehman Brothers
632                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
634              356      N           0.1650          0.0050      N         -            30/360     Lehman Brothers
635              298      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
636              298      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
637              298      N           0.0900          0.0050      N         -            30/360     Lehman Brothers
640                       N           0.0900          0.0050      N         -            30/360     Lehman Brothers
644                       N           0.1400          0.0050      Y         2.0000       Act/360    Lehman Brothers
647                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
651                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y
652                       N           0.0900          0.0050      Y         2.0000       Act/360    Lehman Brothers
655              359      N           0.0900          0.0050      N         -            Act/360    Lehman Brothers
666                       N           0.0900          0.0050      N         -            30/360     Lehman Brothers
672                       N           0.0400          0.0050      N         -            30/360     Lehman Brothers   Y


                             Lease       Residual               Debt
Mortgage                     Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                 ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor           Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)              (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
553                                                             1.34         66.5     No         Y           Y
554                                                             1.36         69.1     No         N           Y
558                                                             1.31         70.4     No         Y           Y
559                                                             1.67         44.2     No         Y           N
562                                                             1.26         62.1     No         Y           N
563                                                             1.30         77.7     No         Y           Y
564                                                             1.29         74.9     No         Y           Y
566                                                             1.39         74.8     No         Y           Y
577                                                             1.40         79.7     No         Y           Y
578      Rite Aid Corp.      Y            Y                     1.03         97.4     No         N           N
581      Rite Aid Corp.                                         1.03         87.8     No         Y           N
582      Revco D.S. Inc.                                        1.05         88.3     No         Y           N
583                                                             1.23         79.9     No         Y           Y
584                                                             1.27         72.5     No         Y           Y
589                                                             1.33         68.8     No         Y           Y
594                                                             1.29         77.0     No         Y           N
596                                                             1.32         74.7     No         Y           N
597                                                             1.42         72.1     No         Y           Y
600                                                             1.27         70.0     No         Y           Y
607                                                             1.31         74.6     LB-E       N           Y
608      JC Penney                                              1.33         70.2     No         Y           N
611      JC Penney                                              1.05         87.0     No         Y           N
612                                                             1.34         71.5     No         Y           Y
614                                                             1.29         65.3     No         Y           Y
616      Rite Aid Corp.                                         1.46         64.5     No         N           N
617      CVS Corporation                                        1.03         89.5     No         Y           N
619                                                             1.33         76.6     No         Y           Y
631                                                             1.23         65.1     No         Y           Y
632                                                             1.42         74.8     No         Y           Y
634                                                             1.47         79.1     No         N           N
635                                                             1.28         73.9     No         Y           Y
636                                                             1.36         73.9     No         Y           Y
637                                                             1.29         78.2     No         Y           N
640                                                             1.68         57.7     No         Y           N
644                                                             1.61         74.8     No         N           Y
647                                                             1.24         79.8     No         Y           Y
651      Sears Roebuck & Co.                                    1.02         91.8     No         Y           N
652                                                             1.36         74.9     No         N           Y
655                                                             1.21         79.9     No         Y           Y
666                                                             1.26         62.3     LB-F       Y           N
672      Walgreen Company                                       1.00         66.0     No         Y           N

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            (i) The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date;

            (ii) If such Mortgage Loan was originated by the Seller or an affiliate thereof, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an affiliate thereof, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan;

            (iii) The Seller owns the Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer the Mortgage Loan and is transferring the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and no provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan;

            (iv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder;

            (v) Each of the related Mortgage Note, Mortgage(s), Assignment of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (vi) As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the

Cut-off Date, to the best knowledge of the Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements;

            (vii) The assignment of the related Mortgage and Assignment of Leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such Mortgage in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (viii) Except with respect to the Mortgage Loans listed in Exhibit I-VIII hereto, each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal of such Mortgaged Property made in connection with the origination of such Mortgage Loan, and (c) other matters to which like properties are commonly subject and which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage or materially affect the value or marketability of such Mortgaged Property, and such encumbrances do not materially interfere with the current use or operation of the related Mortgaged Property and, except with respect to the Mortgage Loans listed in Exhibit I-VIII hereto,] there exists with respect to such Mortgaged Property an assignment of leases and rents provision, whether as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to encumbrances described in subsections (a), (b) and (c) of this subparagraph (viii);

            (ix) The Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (or, if not filed and/or recorded, has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing;

            (x) All taxes and governmental assessments that prior to the Cut-off Date became due and owing in respect of, and affect, each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

            (xi) As of the date of its origination, there was no proceeding pending for the total or partial condemnation of each related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property was free of material damage; and, as of the Cut-off Date, the Seller has not received any notice of the commencement of any proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage;

            (xii) Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of the Mortgage Loan after all advances of principal, or there is a binding commitment from a title insurer qualified and licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, or any such commitment is a legal, valid and binding obligation of such insurer; no claims have been made under such title insurance policy, if issued; and to the best knowledge of the Seller, no prior mortgagee has done, by act or omission, anything which would materially impair the coverage of any such title insurance policy;

            (xiii) As of the date of its origination, all insurance required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property (except to the extent not permitted by applicable law and then in such event in an amount in excess of the initial principal balance of the Mortgage Loan, together with an "agreed value endorsement"), was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-off Date, to the best knowledge of the Seller, all insurance required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of the Mortgage Loan;

            (xiv) Other than payments due but not yet 30 days or more delinquent, there is, to the best of the Seller's knowledge, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note or each related Mortgage, and no event which, with the passage of time or with notice and (B) the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage;

            (xv) As of the Cut-off Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment;

            (xvi) Except with respect to the Mortgage Loans listed in Exhibit I-XVI hereto which accrue interest on the basis of the actual number of days elapsed over a 360 day year, the Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest (except with respect to ARD Loans, with respect to which the rate at which interest accrues thereon increases after the Anticipated Repayment Date, except with respect to the Mortgage Loans listed in
Exhibit I-XVI hereto and except in connection with the occurrence of a default and the accrual of default interest) on the basis of a 360-day year consisting of twelve 30-day months;

            (xvii) Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, except as expressly described in such Mortgage and other than another Mortgage Loan in the Trust Fund;

            (xviii) Such Mortgage Loan is or constitutes part of a "qualified mortgage" within the meaning of Section

860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing the Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing the Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan;

            (xix) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (xx) One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

            (xxi) The related Mortgage Note, Mortgage(s) and Assignment(s) of Leases, if any, contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property or Properties of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to applicable reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time, in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (xxii) To the best of the Seller's knowledge, after due inquiry, the related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding;

            (xxiii) Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property;

            (xxiv) Unless such Mortgage Loan is an ARD Loan, such Mortgage Loan does not provide for negative amortization;

            (xxv) Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property;

            (xxvi) The related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee, any related Mortgaged Property or interest therein, is directly or indirectly encumbered in connection with subordinate financing; provided, however, the Mortgage Loans listed in Exhibit I-XXVI hereto, are encumbered by subordinated debt;

            (xxvii) Except with respect to (W) transfers of certain non-controlling interests in the Mortgagors as specified in the related Mortgage, (X) the Mortgage Loans listed in Exhibit I-XXVII hereto, which permit one or more transfers of the related Mortgaged Property to a person that satisfies certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage, (Y) the Mortgage Loans listed in Exhibit I-XXVII hereto, which permit a one-time transfer of the Mortgaged Property, subject to payment of an assumption fee and certain other conditions, and (Z) the Mortgage Loans listed in Exhibit I-XXVII hereto, which permit two or more separate transfers of the related Mortgaged Property, subject to payment of an assumption fee and certain other conditions, the related Mortgage contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers;

            (xxviii) The Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an affiliate of such Mortgagor, does not represent more than 5% of the aggregate Initial Pool Balance;

            (xxix) Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage;

            (xxx) Each related Mortgaged Property was inspected by or on behalf of the related originator during the 12 month period prior to the related origination date;

            (xxxi) Except for the Mortgage Loans listed in Exhibit I-XXXI hereto, the terms of the related Mortgage Note or Mortgage do not provide for the release of any material portion of the related Mortgaged Property from the lien of such Mortgage without payment in full of the Mortgage Loan;

            (xxxii) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property; to the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent;

            (xxxiii) Except with respect to Credit Lease Loans, the related Mortgagor has covenanted in the Mortgage Loan documents to deliver each year to the mortgagee an operating statement of each related Mortgaged Property covering the twelve-month period identified therein;

            (xxxiv) With respect to at least 95% of the Mortgage Loans (by balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property;

            (xxxv) No advance of funds has been made, directly or indirectly, by the Seller to the Mortgagor other than pursuant to the Mortgage Note and no funds have been received from any person other than such Mortgagor for or on account of payments due on the Mortgage Note;

            (xxxvi) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan;

            (xxxvii) Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination;

            (xxxviii) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan;

            (xxxix) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage;

            (xl) The related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund (except with respect to the Mortgage Loans listed in Exhibit I-XL hereto), and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement;

            (xli) The related Mortgaged Property either is not located in a flood hazard area as defined by the Federal Insurance Administration or is covered by flood hazard insurance;

            (xlii) Except with respect to the Mortgage Loans listed on Exhibit I-XLII hereto, one or more engineering assessments were performed by an engineering consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

            (xliii) All escrow deposits and payments relating to the Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the Mortgage Loan Documents to be deposited by the related Mortgagor have been deposited;

            (xliv) The related Mortgagor has represented to the Seller that as of the date of origination of the Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect; and

            (xlv) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

            (xlvi) Except as set forth in Schedule II, the Mortgage Loan is secured in whole or in part by a fee simple interest.

                                   SCHEDULE II

                   Ground Lease Representations and Warranties

            (i) With respect to any Mortgage Loan that is secured in whole or in material part by the interest of a Mortgagor as a lessee under a Ground Lease but not by the related fee interest:

      (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded (other than the Ground Lease related to the Mortgage Loan listed in Exhibit II-A hereto) and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

      (B) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor; provided, that the lessor's consent to a subsequent sale is required under the Ground Lease related to the Mortgage Loans listed in
      Exhibit II-B hereto;

      (C) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee thereunder and that any such action without such consent is not binding on such Mortgagee, its successors or assigns;

      (D) Unless otherwise set forth in the Ground Lease, the Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of the Mortgage Loan;

      (E) Such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent,
      (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

      (F) Such Ground Lease or an estoppel or consent letter received by the Mortgagee from the lessor, requires the lessor thereunder to give notice of any default by the lessee to the Mortgagee; and such Ground Lease, or an estoppel or consent letter received by the Mortgagee from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against the Mortgagee unless a copy has been delivered to the Mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of the Ground Lease the lessor will enter into a new lease with the mortgagee;

      (G) The ground lessee's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the use of such Mortgaged Property for the use currently being made thereof, or
      (3) the value of the Mortgaged Property;

      (H) A Mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease;

      (I) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein) that extends not less than 10 years beyond the Stated Maturity Date of the related Mortgage Loan;

      (J) Except with respect to the Ground Lease related to each of the Mortgage Loans listed in Exhibit II-J hereto, under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (K) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

      (L) Except with respect to Mortgage Loans listed on Exhibit II-L hereto, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy, and for any reason, upon the request of the lender; and

      (M) The terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                        (ii) With respect to Mortgage Loans secured in whole or in part by the interest of the related mortgagor under a Ground Lease and by the related fee interest, such fee interest is subject, and subordinated of record, to the related Mortgage, and such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest.

                                  SCHEDULE III

               Health Care Facility Representations and Warranties

            With respect to any Mortgage Loan that is secured in whole or in part by a Mortgage Property which is operated as a residential health care facility (a "Facility");

      (A) All governmental licenses, permits, regulatory agreements or other approvals or agreements necessary for the use and operation of each Facility as intended are held by the related Mortgagor or the operator of the Facility, and are in full force and effect, including, without limitation, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses").

      (B) The Licenses (1) may not be, and have not been, transferred to any location other than the Facility; (2) have not been pledged as collateral security for any other loan or indebtedness; and (3) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way.

      (C) As of the Cut-off Date and to Seller's knowledge, without inquiry, (1) as of the Cut-off Date, the Facility has not received a "Level A" (or equivalent) violation which has not been cured to the satisfaction of the applicable governmental agency, and (2) no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs.

                                   SCHEDULE IV

                Credit Lease Loan Representations and Warranties

            With respect to any Mortgage Loan that is a Credit Lease Loan;

      (A) Except with respect to the Mortgage Loans listed in Exhibit IV-A hereto, the lease payments due under the related Credit Lease, together with any escrow payments held by the Seller or its designee, are equal to or greater than the payments due with respect to the related Mortgage Loan;

      (B) Except with respect to Credit Lease Loans as indicated in Exhibit IV-B hereto, the Mortgagor does not have monetary obligations under the related Credit Lease, and every monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Tenant;

      (C) Except with respect to Credit Lease Loans listed in Exhibit IV-C hereto, the Mortgagor does not have any nonmonetary obligations under the related Credit Lease, except for the delivery of possession of the leased property;

      (D) Except with respect to the Credit Lease Loans listed in Exhibit IV-D hereto, the Mortgagor has not made any representation or warranty in the related Credit Lease, a breach of which would result in the termination of, or an offset or abatement with respect to, such Credit Lease;

      (E) Except with respect to the Credit Lease Loans listed in Exhibit IV-E hereto, the related Tenant cannot terminate such Credit Lease for any reason prior to the payment in full of: (a) the principal balance of the related Mortgage Loan; (b) all accrued and unpaid interest on such Mortgage Loan; and (c) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a default by the related Mortgagor under the Credit Lease or due to a casualty or condemnation event, in which case, a Lease Enhancement Policy insures against such risk;

      (F) In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease;

      (G) Except with respect to the Credit Lease Loans listed in Exhibit IV-G hereto, each property related to a Credit Lease Loan is a separate tax lot;

      (H) Except with respect to the Credit Lease Loans listed in Exhibit IV-H hereto, the related Tenant has agreed to indemnify the Mortgagor from any claims of any nature other than the acts or omissions of the related Mortgagor, (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property, or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant;

      (I) Except with respect to the Mortgage Loans listed in Exhibit IV-I hereto, related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property;

      (J) Except with respect to the Mortgage Loans listed in Exhibit IV-J hereto, in connection with Credit Lease Loans with respect to which a Guaranty exists, the related guarantor guarantees the payment due under the related Credit Lease and such Guaranty, on its face, contains no conditions to such payment;

      (K) With respect to Credit Lease Loans that have the benefit of residual value insurance policies and lease enhancement policies, each such policy has been obtained, and with respect to the Credit Leases other than bond-type leases, the required premiums have been paid; and

      (L) The list of lease guarantors, if any, attached as Exhibit IV-L hereto, is accurate in all material respects.

                                   Schedule V

Gentlemen:

            I have acted as counsel to [SELLER]. First Union Commercial Mortgage Securities, Inc. will acquire certain mortgage loans from [seller] pursuant to the Mortgage Loan Purchase Agreement, dated as of [ ] (the "Mortgage Loan Purchase Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Mortgage Loan Purchase Agreement.

            You have asked for my opinion regarding the due authorization of [Seller] to enter into the Mortgage Loan Purchase Agreement.

            As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of [SELLER] in the Mortgage Loan Purchase Agreement, (ii) relevant resolutions of the Board of Directors of [SELLER], (iii) certificates of responsible officers of [SELLER] and (iv) certificates of public officials.

            In this connection, I have examined or have caused to be examined on my behalf, a copy of the Mortgage Loan Purchase Agreement and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

            I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of [SELLER], records of proceedings taken by [SELLER], and such other corporate documents and records of [SELLER], and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of [SELLER]), the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as certified, conformed or reproduction copies.

            On the basis of and subject to the foregoing, it is my opinion that:

            (1) [SELLER] is a [corporation] duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to transact the business contemplated by the Mortgage Loan Purchase Agreement, and it has the requisite corporate power and authority to. execute and deliver the Mortgage Loan Purchase Agreement and to perform and observe the terms and conditions thereof.

            (2) The Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by [SELLER].

            (3) The execution, delivery and performance by [SELLER] of the Mortgage Loan Purchase Agreement will not conflict with, result in a breach of, or constitute a default under any material term of [SELLER]'s certificate of incorporation or bylaws, any term or provision of any material contract, agreement or other instrument known to me to which [SELLER] is a party or by which it is bound, or, to the best of my knowledge without independent investigation, any order, judgment, writ, injunction or decree known to me of any court or governmental authority having jurisdiction over [SELLER].

            (4) The Mortgage Loan Purchase Agreement constitutes, assuming due authorization, execution and delivery by the other party thereto, the valid and binding obligation of [SELLER] enforceable against [SELLER] in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, (b) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and
(c) limitations of public policy under applicable securities laws as to rights of indemnity thereunder.

            In furnishing the foregoing opinions, I express no opinion other than as to the general corporation law of the State of Delaware, the law of the State of New York and the federal law of the United States of America.

            This opinion is being delivered to you for your sole use in connection with the above-referenced transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or in part, nor may copies be furnished or delivered to any other person without the consent of [SELLER] except that you may furnish copies to (i) your independent auditors and attorneys, (ii) any United States, state or local authority having jurisdiction over you, (iii) pursuant to the order of any legal process of any court of competent jurisdiction or governmental agency, and (iv) in connection with any legal action arising in connection with the above-referenced transactions.

                                     Very truly yours,

                                   EXHIBIT B

                           Exception to Section 2(c)

                                      None

                                 EXHIBIT I-VIII

                      Exception to Schedule I Clause (viii)

                                      None

                                 EXHIBIT I-XVI

================================================================================
                                 LEHMAN BROTHERS                     Page 1 of 8
                            Conduit ** FINAL BLACK **                  Report:
Records: 225                                           WED, MAY 27, 1998 4:05 PM
Balance: 1,412,061,347.98                                   Prepared by: CTHOMAS
Selection: Actual/360; Lehman Bros. Pool              S:\SCHANG\CONDMAY\COND0520
================================================================================

                         Exception Rep XVI (actual/360)

--------------------------------------------------------------------------------
PROSPID          PROPNAME                                                 CURBAL
--------------------------------------------------------------------------------
2               Broadmoor Austin                                  154,000,000.00
3               Fox Valley Mall                                    85,527,649.00
4               Hawthorn Center                                    77,863,877.00
9               Musselman Portfolio (Roll-Up)                      23,892,525.17
10              Ohio Edison Office Building                        22,468,036.24
12              Holiday Inn Downtown                               21,840,552.21
14              St. Andrews Place                                  20,942,733.05
17              Hickory Ridge Commons Shopping Center              17,952,727.94
19              1066 Third Avenue (Royale Retail Condomi           17,344,007.86
20              Richardson Highlands                               16,847,577.42
22              Stallings Portfolio (Loan Level)                   16,277,350.35
26              Levittown Trace Apartments                         14,522,217.09
27              Chester Mall                                       14,488,711.07
29              Statesboro Mall                                    14,288,507.76
30              Days Inn & Suites Historic Savannah                13,770,454.32
32              Sandy Mall                                         13,738,706.98
35              Temple City Square                                 13,269,824.24
42              GTE Stemmons Crossing                              12,400,000.00
43              Highland Pinetree Apartments                       12,389,735.13
44              Westmont Business Park (Roll-up)                   12,218,749.98
45              Wyndham Garden Hotel                               12,204,210.32
46              Hulen Bend Center                                  12,168,124.07
49              Golf Glen Mart Plaza                               11,863,983.65
50              Clearwater Crossing Shopping Center                11,569,846.73
51              Rivercrest Village Apartments                      11,564,174.06
54              Market at Wolfcreek                                10,947,916.37
59              Concorde Centre II Office Building                 10,500,000.00
63              Maplewood Center                                    9,745,742.13
66              Inverrary 441 Apartments                            9,586,461.99

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 2 of 8
                            Conduit ** FINAL BLACK **                  Report:
Records: 225                                           WED, MAY 27, 1998 4:05 PM
Balance: 1,412,061,347.98                                   Prepared by: CTHOMAS
Selection: Actual/360; Lehman Bros. Pool              S:\SCHANG\CONDMAY\COND0520
================================================================================

--------------------------------------------------------------------------------
PROSPID          PROPNAME                                                 CURBAL
--------------------------------------------------------------------------------
70              Hampton Inn Pensacola Beach                         9,250,000.00
73              North Willow Commons Shopping Center                9,205,383.81
74              International Club Apartments                       9,186,994.22
75              Village Green Apartments                            9,177,123.74
80              Briarcliffe Lakeside Apartments                     8,776,084.48
81              Daytona Beach Hilton Oceanfront Resort              8,281,860.32
83              North Oaks Plaza                                    8,093,897.78
87              1616 Walnut Street                                  7,794,129.65
89              Hampton Inn (Louisville)                            7,771,500.87
92              White Marlin Mall, Phase I                          7,743,942.22
97              Classic Portfolio (Roll-up)                         7,201,769.35
98              Oak Hills Medical Plaza                             7,181,443.42
100             Kensington Club Apartments                          7,131,286.58
102             West Georgia Commons                                7,094,294.06
103             Colleyville Court                                   7,081,449.20
104             Tlaquepaque Arts & Crafts Village                   7,055,984.78
106             Glen Harbor Plaza                                   6,990,558.40
107             Hulen Fashion Center                                6,968,150.86
110             City Place                                          6,892,159.81
111             Sunscape West Apartments                            6,839,980.49
114             Le Med Apartments                                   6,744,467.08
116             Westminster Plaza                                   6,690,963.03
119             City Center Building                                6,656,983.36
120             Dublin Mall                                         6,594,695.89
123             Highgate Apartments                                 6,583,249.29
124             Playa Blanca Apartments                             6,582,428.06
131             Pelham at Hyland Business Center                    6,402,356.16
136             Officemax and Best Buy                              6,320,000.00
137             Two Executive Boulevard                             6,295,095.15

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 3 of 8
                            Conduit ** FINAL BLACK **                  Report:
Records: 225                                           WED, MAY 27, 1998 4:05 PM
Balance: 1,412,061,347.98                                   Prepared by: CTHOMAS
Selection: Actual/360; Lehman Bros. Pool              S:\SCHANG\CONDMAY\COND0520
================================================================================

--------------------------------------------------------------------------------
PROSPID          PROPNAME                                                 CURBAL
--------------------------------------------------------------------------------
143             Linden Court Apartments                             6,190,931.25
144             Serra Commons Apartments                            6,177,199.24
148             Holiday Inn City Center                             6,073,664.24
149             53, 53-West, and 102 Commerce Center                5,993,027.80
151             Emerald Apartments                                  5,984,430.12
152             MacArthur Plaza I & II                              5,983,970.74
154             Evergreen Plaza                                     5,982,208.81
155             21 DuPont Circle                                    5,795,439.34
156             1-3 Parklands Drive (Parkland Office Par            5,792,389.77
157             Payne Ranch Centre                                  5,785,128.07
161             Wickes Shopping Center                              5,707,136.81
162             Ashby Square West Shopping Center                   5,685,607.37
164             Commerce Park of Palm Beach County                  5,585,217.47
172             73 Spring Street Limited Partnership                5,382,520.27
174             Club at Woodland Pond                               5,355,892.91
178             Whole Foods Market                                  5,331,911.30
179             One Sentry Parkway                                  5,292,378.31
187             Budgetel Inn                                        4,994,436.22
188             Hillside Village Center                             4,993,729.36
191             Thrifty's (Roll-Up)                                 4,936,933.47
193             Tiffany Corner Shopping Center                      4,904,313.30
194             Timbers of Pine Hollow Apartments                   4,896,093.16
200             Southpoint Shopping Center                          4,735,219.11
201             Provincial Towers Apartments                        4,662,868.47
202             Royal Palms Mobile Home/RV Park                     4,600,000.00
204             Park Plaza - Salem                                  4,588,483.58
208             Village Faire Shoppes                               4,489,166.80
209             South Trust Building                                4,488,810.52
210             South Ridge Apartments                              4,485,830.01

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 4 of 8
                            Conduit ** FINAL BLACK **                  Report:
Records: 225                                           WED, MAY 27, 1998 4:05 PM
Balance: 1,412,061,347.98                                   Prepared by: CTHOMAS
Selection: Actual/360; Lehman Bros. Pool              S:\SCHANG\CONDMAY\COND0520
================================================================================

--------------------------------------------------------------------------------
PROSPID          PROPNAME                                                 CURBAL
--------------------------------------------------------------------------------
214             Minges Creek Plaza                                  4,445,732.34
215             TransFlorida Bank Plaza                             4,393,961.09
216             Chesapeake Square                                   4,393,749.31
220             J.P. Morgan Building                                4,196,597.85
224             Kingston Apartments                                 4,180,514.34
225             Glengary Shopping Center                            4,174,404.10
226             1696 and 1700 to 1712 Newport Boulevard             4,164,473.16
231             Karl Plaza Shopping Center                          4,114,484.43
232             Villa Serrano                                       4,111,868.60
233             Kendale Plaza Shopping Center                       4,094,344.90
235             Best Buy (Little Rock)                              4,092,586.34
241             Oakwood Apartments                                  3,990,036.80
245             Fashion Village and East Colonial Shoppi            3,932,520.25
252             Merrill Crossing Shopping Ctr.                      3,790,289.55
257             Versailles of Rockford                              3,750,108.50
258             Lynnwood Manor Health Care Center                   3,746,037.63
259             Tri-County Square                                   3,688,584.07
260             Bethesda Court Hotel                                3,636,395.34
262             Roswell Mill Office Buildings                       3,614,244.75
263             Highland Tech Center                                3,597,169.25
264             Stor-All Properties                                 3,594,923.24
265             Parole Office Park                                  3,594,810.39
268             Courtyards Apartments                               3,591,078.89
269             Miami Gardens Plaza                                 3,591,048.41
271             Webtron Building                                    3,547,375.75
273             Santa Fe Square                                     3,496,073.89
276             Best Buy (Sioux Falls)                              3,475,000.00
277             Parkway Nursing Home                                3,446,354.62
279             Terrace View Apartments                             3,431,073.27

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 5 of 8
                            Conduit ** FINAL BLACK **                  Report:
Records: 225                                           WED, MAY 27, 1998 4:05 PM
Balance: 1,412,061,347.98                                   Prepared by: CTHOMAS
Selection: Actual/360; Lehman Bros. Pool              S:\SCHANG\CONDMAY\COND0520
================================================================================

--------------------------------------------------------------------------------
PROSPID          PROPNAME                                                 CURBAL
--------------------------------------------------------------------------------
284             Fidelity Federal Bank Building                      3,392,923.73
285             White Mountain Village                              3,390,568.02
287             Shepherdsville Square                               3,389,509.68
289             100 Broadway                                        3,380,435.75
293             Green Center (MCG)                                  3,343,708.47
296             Everett I-5 Mini-Storage                            3,295,515.58
298             Marketplace Shopping Center (Williamsbur            3,291,905.50
302             Sussex Downs Apartments                             3,266,130.06
306             Manchester Square                                   3,239,972.50
310             Swall Towers East                                   3,197,448.60
312             Hillside Village Plaza                              3,191,710.26
314             Kaiser Permanente Health Center                     3,184,959.64
316             Swall Towers West                                   3,147,488.47
319             Salt Lake Medical Plaza Office Building             3,134,338.76
322             Carriage Hills Apartments                           3,113,343.36
323             Village on the Pike Shopping Center                 3,097,528.33
326             General Cinema                                      3,090,238.46
328             Valencia Gardens Apartments                         3,071,470.37
331             Woodmere Apartments                                 3,032,111.26
334             Rain Forest Apartments                              2,997,655.06
335             Nexstar Pharmaceuticals Building                    2,997,612.80
341             Timberfalls Apartments                              2,955,617.80
344             University Village Shopping Center                  2,936,468.90
347             Greenbrier Valley Mall                              2,891,052.37
352             Maple Plaza Shopping Center                         2,792,929.95
355             West Court Office Building                          2,745,987.29
357             Paradise Shopping Plaza                             2,697,988.17
358             Century Analysis, Inc., Building                    2,696,563.47
361             Dolly Creek Shopping Center                         2,672,871.41

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 6 of 8
                            Conduit ** FINAL BLACK **                  Report:
Records: 225                                           WED, MAY 27, 1998 4:05 PM
Balance: 1,412,061,347.98                                   Prepared by: CTHOMAS
Selection: Actual/360; Lehman Bros. Pool              S:\SCHANG\CONDMAY\COND0520
================================================================================

--------------------------------------------------------------------------------
PROSPID          PROPNAME                                                 CURBAL
--------------------------------------------------------------------------------
363             Raintree Apartments                                 2,652,844.86
367             Park East Apartments                                2,596,160.04
368             Shadow Trail Apartments                             2,593,160.14
369             Inn at Saratoga                                     2,588,127.92
371             Marketplace at Ken Caryl                            2,547,125.71
378             K-Mart Plaza Shopping Center (Galveston)            2,494,392.42
379             303 Winding Road                                    2,491,811.51
383             Hillside Apartments                                 2,472,995.16
384             Walgreen Store (Wolfcreek)                          2,467,814.73
388             Miramar/Chapparone Auto Center                      2,448,027.16
390             Jefferson Centre                                    2,446,687.19
393             Central Park Professional Center                    2,396,615.50
406             1803 Park Center Drive                              2,322,167.35
414             Wanamassa Gardens Apartments                        2,254,135.36
416             River Oaks Apartments                               2,246,834.81
418             Timm Office Building                                2,222,028.77
420             Hillcroft Plaza Shopping Center                     2,205,232.78
422             Olde Towne Shopping Center                          2,197,192.71
423             5 Walk-Up Residential Buildings (Formerl            2,197,106.08
425             Days Inn (Winter Park)                              2,195,718.51
428             Sneaker Stadium                                     2,193,031.27
429             Andora Apartments                                   2,192,153.17
431             3610 Birch Street (Apollo Office Buildin            2,183,388.13
449             Stoughton Plaza                                     2,098,425.83
450             PetsMart Inc.                                       2,098,410.02
451             Cobblestone Village Shopping Center                 2,098,381.24
454             3848-3870 East Foothill Boulevard (East             2,096,994.77
473             Auto/Retail Facility (Lauderhill)                   1,997,734.77
474             Campostella Corners Shopping Center                 1,997,261.83

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 7 of 8
                            Conduit ** FINAL BLACK **                  Report:
Records: 225                                           WED, MAY 27, 1998 4:05 PM
Balance: 1,412,061,347.98                                   Prepared by: CTHOMAS
Selection: Actual/360; Lehman Bros. Pool              S:\SCHANG\CONDMAY\COND0520
================================================================================

--------------------------------------------------------------------------------
PROSPID          PROPNAME                                                 CURBAL
--------------------------------------------------------------------------------
475             Shops at State Bridge                               1,995,371.55
479             Fairfield Inn (Musselman-Mt.Sterling)               1,991,043.78
480             Hampton Inn (Musselman-Elizabethtown)               1,991,043.78
483             Shannon Square                                      1,947,537.00
494             Eckerd Drug Store (Jacksonville)                    1,905,798.57
496             Gardner Plaza                                       1,898,520.76
498             Officemax Free-Standing Retail/Commercia            1,897,760.17
500             The In-Line Retail Shop Space (Peoria)              1,893,035.93
501             Western Hills Shopping Center                       1,892,853.54
504             Crystal Inn (Brigham City)                          1,891,128.86
515             121 Greene Street                                   1,800,000.00
516             Payson Center                                       1,797,620.30
518             Village Woods Commons Shopping Center               1,792,241.27
525             Galaxy Shopping Center                              1,745,149.43
526             Crestwood Station Shopping Center                   1,744,600.57
527             Village Pines                                       1,742,848.98
529             Price Savers Center                                 1,722,787.60
531             Caledon Wood Professional Park                      1,705,674.66
532             4445 West 16th Street                               1,698,200.81
533             6 Fortune Drive                                     1,697,966.99
536             Georgetown Village Apartments                       1,697,602.64
537             336 Washington Street (Boston Private)              1,697,590.85
540             La Jolla Court Apartments                           1,652,187.67
548             Fry's Greenfield Plaza                              1,597,884.71
551             Ames Plaza (Amenia)                                 1,595,195.82
553             Hilltop Village Shopping Center                     1,594,743.67
554             Friendly Square Shopping Center                     1,588,764.57
558             8614 Burton Way Apts.                               1,548,751.88
562             Port Jefferson Medical Park                         1,520,687.32

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 8 of 8
                            Conduit ** FINAL BLACK **                  Report:
Records: 225                                           WED, MAY 27, 1998 4:05 PM
Balance: 1,412,061,347.98                                   Prepared by: CTHOMAS
Selection: Actual/360; Lehman Bros. Pool              S:\SCHANG\CONDMAY\COND0520
================================================================================

--------------------------------------------------------------------------------
PROSPID          PROPNAME                                                 CURBAL
--------------------------------------------------------------------------------
563             Ashcroft Industrial Park                            1,515,445.10
564             8586-8588 Potter Park Drive (Palmer Ranc            1,498,880.08
566             Villa Fontana Apartments                            1,496,067.38
577             Garage Loft Apartments                              1,435,402.50
583             Imperial Plaza Office Building                      1,398,946.34
584             Overlook Court                                      1,398,927.25
589             66 West 84th Street                                 1,376,574.41
596             Shoppes of Pembroke                                 1,326,253.83
597             Normandy Retail Center                              1,298,285.64
600             238-268 Post Road                                   1,295,028.76
607             Rincon Plaza                                        1,253,340.82
612             222 Post Road                                       1,215,334.67
614             Kennestone Corners Business Center                  1,197,430.82
619             Lexington Village Apartments                        1,149,068.46
631             Nob Hill Office Park                                1,048,643.01
632             North Post Oak Business Center                      1,047,141.55
635             Dillard Office Building                               997,934.48
636             128th Street Warehouse                                997,930.56
644             The In-Line Shop Space (Chandler)                     972,608.45
647             Dahnert Park Apartments                               957,508.82
652             Pier 1 Imports                                        899,313.12
655             Francesca Apartments                                  879,261.42

                                 EXHIBIT I-XXIV

================================================================================
                                 LEHMAN BROTHERS                     Page 1 of 4
                            Conduit ** FINAL BLACK **                   Report:
Records: 97                                            WED, MAY 27, 1998 4:16 PM
Balance: 769,758,392.58                                     Prepared by: CTHOMAS
Selection: HYPER                                      S:\SCHANG\CONDMAY\COND0520
================================================================================

                       Exceptions to Rep XXIV (ARD Locus)

--------------------------------------------------------------------------------
PROSPID       PROPNAME                                                    CURBAL
--------------------------------------------------------------------------------

2            Broadmoor Austin                                     154,000,000.00
3            Fox Valley Mall                                       85,527,649.00
4            Hawthorn Center                                       77,863,877.00
10           Ohio Edison Office Building                           22,468,036.24
17           Hickory Ridge Commons Shopping Center                 17,952,727.94
22           Stallings Portfolio (Loan Level)                      16,277,350.35
26           Levittown Trace Apartments                            14,522,217.09
43           Highland Pinetree Apartments                          12,389,735.13
46           Hulen Bend Center                                     12,168,124.07
49           Golf Glen Mart Plaza                                  11,863,983.65
50           Clearwater Crossing Shopping Center                   11,569,846.73
63           Maplewood Center                                       9,745,742.13
73           North Willow Commons Shopping Center                   9,205,383.81
80           Briarcliffe Lakeside Apartments                        8,776,084.48
81           Daytona Beach Hilton Oceanfront Resort                 8,281,860.32
83           North Oaks Plaza                                       8,093,897.78
97           Classic Portfolio (Roll-up)                            7,201,769.35
98           Oak Hills Medical Plaza                                7,181,443.42
103          Colleyville Court                                      7,081,449.20
104          Tlaquepaque Arts & Crafts Village                      7,055,984.78
107          Hulen Fashion Center                                   6,968,150.86
111          Sunscape West Apartments                               6,839,980.49
114          Le Med Apartments                                      6,744,467.08
119          City Center Building                                   6,656,983.36
122          New Market Mall                                        6,584,429.79
124          Playa Blanca Apartments                                6,582,428.06
125          Minges Brook Mall                                      6,574,953.93
131          Pelham at Hyland Business Center                       6,402,356.16
143          Linden Court Apartments                                6,190,931.25

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 2 of 4
                            Conduit ** FINAL BLACK **                   Report:
Records: 97                                            WED, MAY 27, 1998 4:16 PM
Balance: 769,758,392.58                                     Prepared by: CTHOMAS
Selection: HYPER                                      S:\SCHANG\CONDMAY\COND0520
================================================================================

--------------------------------------------------------------------------------
PROSPID       PROPNAME                                                    CURBAL
--------------------------------------------------------------------------------
151          Emerald Apartments                                     5,984,430.12
157          Payne Ranch Centre                                     5,785,128.07
162          Ashby Square West Shopping Center                      5,685,607.37
164          Commerce Park of Palm Beach County                     5,585,217.47
172          73 Spring Street Limited Partnership                   5,382,520.27
179          One Sentry Parkway                                     5,292,378.31
200          Southpoint Shopping Center                             4,735,219.11
201          Provincial Towers Apartments                           4,662,868.47
208          Village Faire Shoppes                                  4,489,166.80
210          South Ridge Apartments                                 4,485,830.01
216          Chesapeake Square                                      4,393,749.31
224          Kingston Apartments                                    4,180,514.34
225          Glengary Shopping Center                               4,174,404.10
231          Karl Plaza Shopping Center                             4,114,484.43
232          Villa Serrano                                          4,111,868.60
241          Oakwood Apartments                                     3,990,036.80
243          5210 Maryland Way Office Building                      3,987,379.97
257          Versailles of Rockford                                 3,750,108.50
259          Tri-County Square                                      3,688,584.07
262          Roswell Mill Office Buildings                          3,614,244.75
263          Highland Tech Center                                   3,597,169.25
264          Stor-All Properties                                    3,594,923.24
265          Parole Office Park                                     3,594,810.39
279          Terrace View Apartments                                3,431,073.27
285          White Mountain Village                                 3,390,568.02
287          Shepherdsville Square                                  3,389,509.68
298          Marketplace Shopping Center (Williamsburg-Loan Level)  3,291,905.50
306          Manchester Square                                      3,239,972.50
326          General Cinema                                         3,090,238.46

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 3 of 4
                            Conduit ** FINAL BLACK **                   Report:
Records: 97                                            WED, MAY 27, 1998 4:16 PM
Balance: 769,758,392.58                                     Prepared by: CTHOMAS
Selection: HYPER                                      S:\SCHANG\CONDMAY\COND0520
================================================================================

--------------------------------------------------------------------------------
PROSPID       PROPNAME                                                    CURBAL
--------------------------------------------------------------------------------
328          Valencia Gardens Apartments                            3,071,470.37
331          Woodmere Apartments                                    3,032,111.26
341          Timberfalls Apartments                                 2,955,617.80
347          Greenbrier Valley Mall                                 2,891,052.37
352          Maple Plaza Shopping Center                            2,792,929.95
355          West Court Office Building                             2,745,987.29
358          Century Analysis, Inc., Building                       2,696,563.47
367          Park East Apartments                                   2,596,160.04
368          Shadow Trail Apartments                                2,593,160.14
369          Inn at Saratoga                                        2,588,127.92
378          K-Mart Plaza Shopping Center (Galveston)               2,494,392.42
379          303 Winding Road                                       2,491,811.51
414          Wanamassa Gardens Apartments                           2,254,135.36
420          Hillcroft Plaza Shopping Center                        2,205,232.78
422          Olde Towne Shopping Center                             2,197,192.71
423          5 Walk-Up Residential Buildings (Formerly 70 East)     2,197,106.08
428          Sneaker Stadium                                        2,193,031.27
454          3848-3870 East Foothill Boulevard (East Pasadena)      2,096,994.77
475          Shops at State Bridge                                  1,995,371.55
483          Shannon Square                                         1,947,537.00
501          Western Hills Shopping Center                          1,892,853.54
504          Crystal Inn (Brigham City)                             1,891,128.86
518          Village Woods Commons Shopping Center                  1,792,241.27
525          Galaxy Shopping Center                                 1,745,149.43
526          Crestwood Station Shopping Center                      1,744,600.57
529          Price Savers Center                                    1,722,787.60
531          Caledon Wood Professional Park                         1,705,674.66
537          336 Washington Street (Boston Private)                 1,697,590.85
553          Hilltop Village Shopping Center                        1,594,743.67

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 4 of 4
                            Conduit ** FINAL BLACK **                   Report:
Records: 97                                            WED, MAY 27, 1998 4:16 PM
Balance: 769,758,392.58                                     Prepared by: CTHOMAS
Selection: HYPER                                      S:\SCHANG\CONDMAY\COND0520
================================================================================

--------------------------------------------------------------------------------
PROSPID       PROPNAME                                                    CURBAL
--------------------------------------------------------------------------------
562          Port Jefferson Medical Park                            1,520,687.32
563          Ashcroft Industrial Park                               1,515,445.10
577          Garage Loft Apartments                                 1,435,402.50
583          Imperial Plaza Office Building                         1,398,946.34
589          66 West 84th Street                                    1,376,574.41
596          Shoppes of Pembroke                                    1,326,253.83
632          North Post Oak Business Center                         1,047,141.55
644          The In-Line Shop Space (Chandler)                        972,608.45
647          Dahnert Park Apartments                                  957,508.82
652          Pier 1 Imports                                           899,313.12

================================================================================

                                 Exhibit I-XXVI

================================================================================
                                 LEHMAN BROTHERS                     Page 1 of 1
                            Conduit ** FINAL BLACK **                  Report:
Records: 4                                             WED, MAY 27, 1998 2:36 PM
Balance: 181,977,497.71                                     Prepared by: CTHOMAS
Selection:                                            S:\SCHANG\CONDMAY\COND0520
================================================================================

                    Exceptions to Rep XXVI (future sub-debt)

--------------------------------------------------------------------------------
PROSPID          PROPNAME                                                 CURBAL
--------------------------------------------------------------------------------
102             West Georgia Commons                                7,094,294.06
29              Statesboro Mall                                    14,288,507.76
120             Dublin Mall                                         6,594,695.89
2               Broadmoor Austin                                  154,000,000.00

================================================================================

================================================================================
  Current Sub-Debt               LEHMAN BROTHERS                     Page 1 of 1
                            Conduit ** FINAL BLACK **                  Report:
Records: 10                                            WED, MAY 27, 1998 2:38 PM
Balance: 56,534,820.95                                      Prepared by: CTHOMAS
Selection: Subordinate Debt; Lehman Bros. Pool        S:\SCHANG\CONDMAY\CONDO52O
================================================================================

                    Exceptions to Rep XXVI (current sub-debt)

--------------------------------------------------------------------------------
PROSPID          PROPNAME                                                 CURBAL
--------------------------------------------------------------------------------
20              Richardson Highlands                               16,847,577.42
51              Rivercrest Village Apartments                      11,564,174.06
122             New Market Mall                                     6,584,429.79
162             Ashby Square West Shopping Center                   5,685,607.37
259             Tri-County Square                                   3,688,584.07
287             Shepherdsville Square                               3,389,509.68
306             Manchester Square                                   3,239,972.50
347             Greenbrier Valley Mall                              2,891,052.37
526             Crestwood Station Shopping Center                   1,744,600.57
652             Pier 1 Imports                                        899,313.12

================================================================================

                                 Exhibit I-XXVII

================================================================================
                                 LEHMAN BROTHERS                     Page 1 of 1
                            Conduit ** FINAL BLACK **                  Report:
Records: 24                                            WED, MAY 27, 1998 4:10 PM
Balance: 122,113,846.50                                     Prepared by: CTHOMAS
Selection: lx; Lehman Bros. Pool                      S:\SCHANG\CONDMAY\COND0520
================================================================================

                     Exceptions to Rep XXVII (1x assumable)

--------------------------------------------------------------------------------
PROSPID       PROPNAME                                                    CURBAL
--------------------------------------------------------------------------------
12           Holiday Inn Downtown                                  21,840,552.21
51           Rivercrest Village Apartments                         11,564,174.06
75           Village Green Apartments                               9,177,123.74
89           Hampton Inn (Louisville)                               7,771,500.87
98           Oak Hills Medical Plaza                                7,181,443.42
125          Minges Brook Mall                                      6,574,953.93
152          MacArthur Plaza I & II                                 5,983,970.74
174          Club at Woodland Pond                                  5,355,892.91
204          Park Plaza - Salem                                     4,588,483.58
233          Kendale Plaza Shopping Center                          4,094,344.90
241          Oakwood Apartments                                     3,990,036.80
245          Fashion Village and East Colonial Shopping Centers     3,932,520.25
260          Bethesda Court Hotel                                   3,636,395.34
269          Miami Gardens Plaza                                    3,591,048.41
298          Marketplace Shopping Center (Williamsburg-Loan Level)  3,291,905.50
303          Foothills Villas Apartments                            3,264,848.02
344          University Village Shopping Center                     2,936,468.90
369          Inn at Saratoga                                        2,588,127.92
403          Eckerd Drug Store (Lexington)                          2,340,959.27
416          River Oaks Apartments                                  2,246,834.81
473          Auto/Retail Facility (Lauderhill)                      1,997,734.77
551          Ames Plaza (Amenia)                                    1,595,195.82
562          Port Jefferson Medical Park                            1,520,687.32
631          Nob Hill Office Park                                   1,048,643.01

================================================================================

================================================================================
                                 LEHMAN BROTHERS                     Page 1 of 1
                            Conduit ** FINAL BLACK **                  Report:
Records: 1                                             WED, MAY 27, 1998 4:10 PM
Balance: 2,192,153.17                                       Prepared by: CTHOMAS
Selection: 2x; Lehman Bros. Pool                      S:\SCHANG\CONDMAY\COND0520
================================================================================

                    Exceptions to Rep (XXVII) (2x assumable)

--------------------------------------------------------------------------------
PROSPID       PROPNAME                                                    CURBAL
--------------------------------------------------------------------------------
429          Andora Apartments                                      2,192,153.17

 ===============================================================================
                                 LEHMAN BROTHERS                     Page 1 of 8
                            Conduit ** FINAL BLACK **                  Report:
 Records: 235                                          WED, MAY 27, 1998 4:10 PM
 Balance: 1,559,551,228.61                                  Prepared by: CTHOMAS
 Selection: Assumable With Lenders Consent;           S:\SCHANG\CONDMAY\COND0520
            Lehman Bros. Pool
 ===============================================================================

                   Exceptions to Rep XXVII (lenders consent)

 -------------------------------------------------------------------------------
 PROSPID     PROPNAME                                                     CURBAL
 -------------------------------------------------------------------------------
 1          IBM Corporate Office Complex                          178,378,814.33
 2          Broadmoor Austin                                      154,000,000.00
 3          Fox Valley Mall                                        85,527,649.00
 4          Hawthorn Center                                        77,863,877.00
 9          Musselman Portfolio (Roll-Up)                          23,892,525.17
 10         Ohio Edison Office Building                            22,468,036.24
 14         St. Andrews Place                                      20,942,733.05
 17         Hickory Ridge Commons Shopping Center                  17,952,727.94
 19         1066 Third Avenue (Royale Retail Condominiums)         17,344,007.86
 20         Richardson Highlands                                   16,847,577.42
 22         Stallings Portfolio (Loan Level)                       16,277,350.35
 26         Levittown Trace Apartments                             14,522,217.09
 27         Chester Mall                                           14,488,711.07
 29         Statesboro Mall                                        14,288,507.76
 30         Days Inn & Suites Historic Savannah                    13,770,454.32
 32         Sandy Mall                                             13,738,706.98
 35         Temple City Square                                     13,269,824.24
 40         North Atherton Place                                   12,469,243.47
 42         GTE Sternmons Crossing                                 12,400,000.00
 43         Highland Pinetree Apartments                           12,389,735.13
 44         Westmont Business Park (Roll-up)                       12,218,749.98
 45         Wyndham Garden Hotel                                   12,204,210.32
 46         Hulen Bend Center                                      12,168,124.07
 47         Cineplex Odeon Movie Theater                           12,124,123.68
 49         Golf Glen Mart Plaza                                   11,863,983.65
 50         Clearwater Crossing Shopping Center                    11,569,846.73
 52         Super K-Mart Center                                    11,283,800.93
 54         Market at Wolfcreek                                    10,947,916.37
 59         Concorde Centre II Office Building                     10,500,000.00

================================================================================

 ===============================================================================
                                 LEHMAN BROTHERS                     Page 2 of 8
                            Conduit ** FINAL BLACK **                  Report:
 Records: 235                                          WED, MAY 27, 1998 4:10 PM
 Balance: 1,559,551,228.61                                  Prepared by: CTHOMAS
 Selection: Assumable With Lenders Consent;           S:\SCHANG\CONDMAY\COND0520
            Lehman Bros. Pool
 ===============================================================================

 -------------------------------------------------------------------------------
 PROSPID     PROPNAME                                                     CURBAL
 -------------------------------------------------------------------------------
 63         Maplewood Center                                        9,745,742.13
 66         Inverrary 441 Apartments                                9,586,461.99
 70         Hampton Inn Pensacola Beach                             9,250,000.00
 73         North Willow Commons Shopping Center                    9,205,383.81
 74         International Club Apartments                           9,186,994.22
 83         North Oaks Plaza                                        8,093,897.78
 87         1616 Walnut Street                                      7,794,129.65
 92         White Marlin Mall, Phase I                              7,743,942.22
 97         Classic Portfolio (Roll-up)                             7,201,769.35
 100        Kensington Club Apartments                              7,131,286.58
 102        West Georgia Commons                                    7,094,294.06
 103        Colleyville Court                                       7,081,449.20
 104        Tlaquepaque Arts & Crafts Village                       7,055,984.78
 107        Hulen Fashion Center                                    6,968,150.86
 110        City Place                                              6,892,159.81
 111        Sunscape West Apartments                                6,839,980.49
 114        Le Med Apartments                                       6,744,467.08
 116        Westminster Plaza                                       6,690,963.03
 119        City Center Building                                    6,656,983.36
 120        Dublin Mall                                             6,594,695.89
 122        New Market Mall                                         6,584,429.79
 123        Highgate Apartments                                     6,583,249.29
 124        Playa Blanca Apartments                                 6,582,428.06
 131        Pelham at Hyland Business Center                        6,402,356.16
 136        Officemax and Best Buy                                  6,320,000.00
 137        Two Executive Boulevard                                 6,295,095.15
 143        Linden Court Apartments                                 6,190,931.25
 144        Serra Commons Apartments                                6,177,199.24
 145        A & P Grocery Store                                     6,163,226.67

================================================================================

 ===============================================================================
                                 LEHMAN BROTHERS                     Page 3 of 8
                            Conduit ** FINAL BLACK **                  Report:
 Records: 235                                          WED, MAY 27, 1998 4:10 PM
 Balance: 1,559,551,228.61                                  Prepared by: CTHOMAS
 Selection: Assumable With Lenders Consent;           S:\SCHANG\CONDMAY\COND0520
            Lehman Bros. Pool
 ===============================================================================

 -------------------------------------------------------------------------------
 PROSPID     PROPNAME                                                     CURBAL
 -------------------------------------------------------------------------------
 148        Holiday Inn City Center                                 6,073,664.24
 149        53, 53-West, and 102 Commerce Center                    5,993,027.80
 151        Emerald Apartments                                      5,984,430.12
 154        Evergreen Plaza                                         5,982,208.81
 155        21 DuPont Circle                                        5,795,439.34
 156        1-3 Parklands Drive (Parkland Office Park)              5,792,389.77
 157        Payne Ranch Centre                                      5,785,128.07
 161        Wickes Shopping Center                                  5,707,136.81
 162        Ashby Square West Shopping Center                       5,685,607.37
 164        Commerce Park of Palm Beach County                      5,585,217.47
 172        73 Spring Street Limited Partnership                    5,382,520.27
 178        Whole Foods Market                                      5,331,911.30
 179        One Sentry Parkway                                      5,292,378.31
 187        Budgetel Inn                                            4,994,436.22
 188        Hillside Village Center                                 4,993,729.36
 191        Thrifty's (Roll-Up)                                     4,936,933.47
 193        Tiffany Corner Shopping Center                          4,904,313.30
 194        Timbers of Pine Hollow Apartments                       4,896,093.16
 200        Southpoint Shopping Center                              4,735,219.11
 201        Provincial Towers Apartments                            4,662,868.47
 202        Royal Palms Mobile Home/RV Park                         4,600,000.00
 208        Village Faire Shoppes                                   4,489,166.80
 209        South Trust Building                                    4,488,810.52
 210        South Ridge Apartments                                  4,485,830.01
 214        Minges Creek Plaza                                      4,445,732.34
 215        TransFlorida Bank Plaza                                 4,393,961.09
 216        Chesapeake Square                                       4,393,749.31
 217        Orchard Plaza                                           4,389,461.37
 220        J.P. Morgan Building                                    4,196,597.85

================================================================================

 ===============================================================================
                                 LEHMAN BROTHERS                     Page 4 of 8
                            Conduit ** FINAL BLACK **                  Report:
 Records: 235                                          WED, MAY 27, 1998 4:10 PM
 Balance: 1,559,551,228.61                                  Prepared by: CTHOMAS
 Selection: Assumable With Lenders Consent;           S:\SCHANG\CONDMAY\COND0520
            Lehman Bros. Pool
 ===============================================================================

 -------------------------------------------------------------------------------
 PROSPID     PROPNAME                                                     CURBAL
 -------------------------------------------------------------------------------
 224        Kingston Apartments                                     4,180,514.34
 225        Glengary Shopping Center                                4,174,404.10
 226        1696 and 1700 to 1712 Newport Boulevard                 4,164,473.16
 230        Walgreens Pharmacy (Chicago)                            4,119,422.58
 231        Karl Plaza Shopping Center                              4,114,484.43
 232        Villa Serrano                                           4,111,868.60
 235        Best Buy (Little Rock)                                  4,092,586.34
 236        Alice Nettell Tower                                     4,085,108.18
 243        5210 Maryland Way Office Building                       3,987,379.97
 252        Merrill Crossing Shopping Ctr.                          3,790,289.55
 253        River Creek Apartments                                  3,788,034.64
 257        Versailles of Rockford                                  3,750,108.50
 258        Lynnwood Manor Health Care Center                       3,746,037.63
 259        Tri-County Square                                       3,688,584.07
 262        Roswell Mill Office Buildings                           3,614,244.75
 263        Highland Tech Center                                    3,597,169.25
 264        Stor-All Properties                                     3,594,923.24
 265        Parole Office Park                                      3,594,810.39
 266        McEvers Corners                                         3,591,540.48
 268        Courtyards Apartments                                   3,591,078.89
 271        Webtron Building                                        3,547,375.75
 276        Best Buy (Sioux Falls)                                  3,475,000.00
 277        Parkway Nursing Home                                    3,446,354.62
 279        Terrace View Apartments                                 3,431,073.27
 284        Fidelity Federal Bank Building                          3,392,923.73
 285        White Mountain Village                                  3,390,568.02
 287        Shepherdsville Square                                   3,389,509.68
 289        100 Broadway                                            3,380,435.75
 293        Green Center (MCG)                                      3,343,708.47

================================================================================

 ===============================================================================
                                 LEHMAN BROTHERS                     Page 5 of 8
                            Conduit ** FINAL BLACK **                  Report:
 Records: 235                                          WED, MAY 27, 1998 4:10 PM
 Balance: 1,559,551,228.61                                  Prepared by: CTHOMAS
 Selection: Assumable With Lenders Consent;           S:\SCHANG\CONDMAY\COND0520
            Lehman Bros. Pool
 ===============================================================================

 -------------------------------------------------------------------------------
 PROSPID     PROPNAME                                                     CURBAL
 -------------------------------------------------------------------------------
 295        Walgreens Pharmacy (Chicago Heights)                    3,297,412.39
 296        Everett I-5 Mini-Storage                                3,295,515.58
 302        Sussex Downs Apartments                                 3,266,130.06
 306        Manchester Square                                       3,239,972.50
 310        Swall Towers East                                       3,197,448.60
 312        Hillside Village Plaza                                  3,191,710.26
 314        Kaiser Permanente Health Center                         3,184,959.64
 316        Swall Towers West                                       3,147,488.47
 319        Salt Lake Medical Plaza Office Building                 3,134,338.76
 322        Carriage Hills Apartments                               3,113,343.36
 323        Village on the Pike Shopping Center                     3,097,528.33
 326        General Cinema                                          3,090,238.46
 328        Valencia Gardens Apartments                             3,071,470.37
 331        Woodmere Apartments                                     3,032,111.26
 334        Rain Forest Apartments                                  2,997,655.06
 335        Nexstar Pharmaceuticals Building                        2,997,612.80
 341        Timberfalls Apartments                                  2,955,617.80
 347        Greenbrier Valley Mall                                  2,891,052.37
 352        Maple Plaza Shopping Center                             2,792,929.95
 355        West Court Office Building                              2,745,987.29
 357        Paradise Shopping Plaza                                 2,697,988.17
 358        Century Analysis, Inc., Building                        2,696,563.47
 361        Dolly Creek Shopping Center                             2,672,871.41
 367        Park East Apartments                                    2,596,160.04
 368        Shadow Trail Apartments                                 2,593,160.14
 371        Marketplace at Ken Caryl                                2,547,125.71
 379        303 Winding Road                                        2,491,811.51
 383        Hillside Apartments                                     2,472,995.16
 384        Walgreen Store (Wolfcreek)                              2,467,814.73

================================================================================

 ===============================================================================
                                 LEHMAN BROTHERS                     Page 6 of 8
                            Conduit ** FINAL BLACK **                  Report:
 Records: 235                                          WED, MAY 27, 1998 4:10 PM
 Balance: 1,559,551,228.61                                  Prepared by: CTHOMAS
 Selection: Assumable With Lenders Consent;           S:\SCHANG\CONDMAY\COND0520
            Lehman Bros. Pool
 ===============================================================================

 -------------------------------------------------------------------------------
 PROSPID     PROPNAME                                                     CURBAL
 -------------------------------------------------------------------------------
 388        Miramar/Chapparone Auto Center                          2,448,027.16
 390        Jefferson Centre                                        2,446,687.19
 393        Central Park Professional Center                        2,396,615.50
 406        1803 Park Center Drive                                  2,322,167.35
 414        Wanamassa Gardens Apartments                            2,254,135.36
 418        Timm Office Building                                    2,222,028.77
 420        Hillcroft Plaza Shopping Center                         2,205,232.78
 422        Olde Towne Shopping Center                              2,197,192.71
 423        5 Walk-Up Residential Buildings (Formerly 70 East)      2,197,106.08
 425        Days Inn (Winter Park)                                  2,195,718.51
 428        Sneaker Stadium                                         2,193,031.27
 431        3610 Birch Street (Apollo Office Building)              2,183,388.13
 432        Walgreens Pharmacy (Miami)                              2,170,234.76
 441        FAA Building                                            2,141,611.88
 448        Walgreens - Richmond                                    2,100,455.05
 449        Stoughton Plaza                                         2,098,425.83
 450        PetsMart Inc.                                           2,098,410.02
 451        Cobblestone Village Shopping Center                     2,098,381.24
 454        3848-3870 East Foothill Boulevard (East Pasadena)       2,096,994.77
 464        Rite Aid Pharmacy (Liberty)                             2,080,599.32
 466        CVS Pharmacy (Philadelphia)                             2,074,140.20
 471        CVS Drug Store (Martinsville)                           2,038,393.46
 474        Campostella Corners Shopping Center                     1,997,261.83
 475        Shops at State Bridge                                   1,995,371.55
 480        Hampton Inn (Musselman-Elizabethtown)                   1,991,043.78
 479        Fairfield Inn (Musselman-Mt.Sterling)                   1,991,043.78
 483        Shannon Square                                          1,947,537.00
 494        Eckerd Drug Store (Jacksonville)                        1,905,798.57
 496        Gardner Plaza                                           1,898,520.76

================================================================================

 ===============================================================================
                                 LEHMAN BROTHERS                     Page 7 of 8
                            Conduit ** FINAL BLACK **                  Report:
 Records: 235                                          WED, MAY 27, 1998 4:10 PM
 Balance: 1,559,551,228.61                                  Prepared by: CTHOMAS
 Selection: Assumable With Lenders Consent;           S:\SCHANG\CONDMAY\COND0520
            Lehman Bros. Pool
 ===============================================================================

 -------------------------------------------------------------------------------
 PROSPID     PROPNAME                                                     CURBAL
 -------------------------------------------------------------------------------
 498        Officemax Free-Standing Retail/Commercial Building      1,897,760.17
 500        The In-Line Retail Shop Space (Peoria)                  1,893,035.93
 501        Western Hills Shopping Center                           1,892,853.54
 502        Eckerd Drug Store (Ft. Myers)                           1,892,262.33
 504        Crystal Inn (Brigham City)                              1,891,128.86
 512        Revco Pharmacy (Decatur)                                1,840,419.99
 515        121 Greene Street                                       1,800,000.00
 516        Payson Center                                           1,797,620.30
 518        Village Woods Commons Shopping Center                   1,792,241.27
 521        CVS Pharmacy (Lancaster)                                1,765,000.00
 525        Galaxy Shopping Center                                  1,745,149.43
 526        Crestwood Station Shopping Center                       1,744,600.57
 527        Village Pines                                           1,742,848.98
 529        Price Savers Center                                     1,722,787.60
 530        Indian Village Shopping Center                          1,708,262.64
 531        Caledon Wood Professional Park                          1,705,674.66
 532        4445 West 16th Street                                   1,698,200.81
 533        6 Fortune Drive                                         1,697,966.99
 536        Georgetown Village Apartments                           1,697,602.64
 537        336 Washington Street (Boston Private)                  1,697,590.85
 540        La Jolla Court Apartments                               1,652,187.67
 542        Hodges Warehouse (Hodges II)                            1,645,107.98
 544        Eckerd Drug Store (Camden)                              1,631,475.16
 545        CVS Drug Store (Mableton)                               1,605,822.34
 548        Fry's Greenfield Plaza                                  1,597,884.71
 553        Hilltop Village Shopping Center                         1,594,743.67
 554        Friendly Square Shopping Center                         1,588,764.57
 558        8614 Burton Way Apts.                                   1,548,751.88
 559        Four Industrial Buildings (Great S.W. Industrial)       1,546,386.62

================================================================================

 ===============================================================================
                                 LEHMAN BROTHERS                     Page 8 of 8
                            Conduit ** FINAL BLACK **                  Report:
 Records: 235                                          WED, MAY 27, 1998 4:10 PM
 Balance: 1,559,551,228.61                                  Prepared by: CTHOMAS
 Selection: Assumable With Lenders Consent;           S:\SCHANG\CONDMAY\COND0520
            Lehman Bros. Pool
 ===============================================================================

 -------------------------------------------------------------------------------
 PROSPID     PROPNAME                                                     CURBAL
 -------------------------------------------------------------------------------
 563        Ashcroft Industrial Park                                1,515,445.10
 564        8586-8588 Potter Park Drive (Palmer Ranch)              1,498,880.08
 566        Villa Fontana Apartments                                1,496,067.38
 577        Garage Loft Apartments                                  1,435,402.50
 581        Rite Aid Pharmacey (Hogansville)                        1,413,906.15
 582        Revco Pharmacy (Oak Ridge)                              1,413,228.06
 583        Imperial Plaza Office Building                          1,398,946.34
 584        Overlook Court                                          1,398,927.25
 589        66 West 84th Street                                     1,376,574.41
 596        Shoppes of Pembroke                                     1,326,253.83
 597        Normandy Retail Center                                  1,298,285.64
 600        238-268 Post Road                                       1,295,028.76
 607        Rincon Plaza                                            1,253,340.82
 608        Eckerd Store (Mt. Holly)                                1,235,810.25
 611        Eckerd Store (Florence)                                 1,217,660.73
 612        222 Post Road                                           1,215,334.67
 614        Kennestone Corners Business Center                      1,197,430.82
 616        Rite Aid Pharmacy (Williamsport)                        1,192,416.56
 617        CVS Pharmacy (Westbrook)                                1,162,826.18
 619        Lexington Village Apartments                            1,149,068.46
 632        North Post Oak Business Center                          1,047,141.55
 634        Randall Court Apartments                                1,012,794.54
 635        Dillard Office Building                                   997,934.48
 636        128th Street Warehouse                                    997,930.56
 640        Wolfpack Village Apartments                               995,293.89
 644        The In-Line Shop Space (Chandler)                         972,608.45
 647        Dahnert Park Apartments                                   957,508.82
 651        NTB Store Site                                            918,191.46
 652        Pier 1 Imports                                            899,313.12
 655        Francesca Apartments                                      879,261.42
 666        Hodges Warehouse and Corporate Offices (Hodges I)         747,776.36
 672        13348 Newport Boulevard (Walgreen - Tustin)               494,859.06

================================================================================

                                 EXHIBIT I-XXXI

                     Exception to Schedule I Clause (xxxi)

                                      None

                                  EXHIBIT I-XL

                       Exception to Schedule I Clause (xl)

                                      None

                                 EXHIBIT I-XLVI

================================================================================
                                 LEHMAN BROTHERS                     Page 1 of 1
                            Conduit ** FINAL BLACK **                   Report:
Records: 13                                            WED, MAY 27, 1998 4:12 PM
Balance: 247,162,146.84                                     Prepared by: CTHOMAS
Selection: Leasehold; Lehman Bros. Pool                S:\SCHANG\CONDMAYCOND0520
================================================================================

                             Exceptions to Rep XLVI

--------------------------------------------------------------------------------
PROSPID     PROPNAME                                                      CURBAL
--------------------------------------------------------------------------------
2          Broadmoor Austin                                       154,000,000.00
9          Musselman Portfolio (Roll-Up)                           23,892,525.17
22         Stallings Portfolio (Loan Level)                        16,277,350.35
40         North Atherton Place                                    12,469,243.47
97         Classic Portfolio (Roll-up)                              7,201,769.35
107        Hulen Fashion Center                                     6,968,150.86
110        City Place                                               6,892,159.81
145        A & P Grocery Store                                      6,163,226.67
191        Thrifty's (Roll-Up)                                      4,936,933.47
319        Salt Lake Medical Plaza Office Building                  3,134,338.76
441        FAA Building                                             2,141,611.88
530        Indian Village Shopping Center                           1,708,262.64
589        66 West 84th Street                                      1,376,574.41

================================================================================

                                 EXHIBIT I-XLII
XLII (A&E)                       FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID     PROPNAME                                                      CURBAL
--------------------------------------------------------------------------------
651        Sears, Roebuck                                             918,191.46
672        13348 Newport Boulevard (Walgreen - Tustin)                494,859.06
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


================================================================================

                                  EXHIBIT II-A

                     Exception to Schedule II Clause (i)(A)

                                      None

                                  EXHIBIT II-B
                                 FULBBA 1998-C2

--------------------------------------------------------------------------------
PROSPID      PROPNAME                                                     CURBAL
--------------------------------------------------------------------------------
 110        City Place                                              6,892,159.81
 530        Indian Village Shopping Center                          1,708,262.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exception to Ground Lease Rep (i)(B)


================================================================================

                                  EXHIBIT II-J

                     Exception to Schedule II Clause (i)(J)

                                      None

                                  EXHIBIT II-L

                     Exception to Schedule II Clause (i)(L)

                                      None

                                 EXHIBIT II-II

                                 FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID     PROPNAME                                                      CURBAL
--------------------------------------------------------------------------------

2          Broadmoor Austin                                       154,000,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exception to Ground Lease Rep (i)(ii)


================================================================================

                                  EXHIBIT IV-A

                                 FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID     PROPNAME                                                      CURBAL
--------------------------------------------------------------------------------

52         Super K-Mart Center                                     11,283,800.93
145        A & P Grocery Store                                      6,163,226.67
230        Walgreens Pharmacy (Chicago)                             4,119,422.58
282        Walgreens (Las Vegas)                                    3,396,544.93
295        Walgreens Pharmacy (Chicago Heights)                     3,297,412.39
403        Eckerd Drug Store (Lexington)                            2,340,959.27
432        Walgreens Pharmacy (Miami)                               2,170,234.76
448        Walgreens - Richmond                                     2,100,455.05
464        Rite Aid Pharmacy (Liberty)                              2,080,599.32
466        CVS Pharmacy (Philadelphia)                              2,074,140.20
471        CVS Drug Store (Martinsville)                            2,038,393.46
482        CVS Pharmacy (Vernon)                                    1,969,899.72
502        Eckerd Drug Store (Ft. Myers)                            1,892,262.33
512        Revco Pharmacy (Decatur)                                 1,840,419.99
521        CVS Pharmacy (Lancaster)                                 1,765,000.00
544        Eckerd Drug Store (Camden)                               1,631,475.16
545        CVS Drug Store (Mableton)                                1,605,822.34
578        Rite-Aid Pharmacy (Waynesburg)                           1,426,496.18
581        Rite Aid Pharmacey (Hogansville)                         1,413,906.15
582        Revco Pharmacy (Oak Ridge)                               1,413,228.06
608        Eckerd Store (Mt. Holly)                                 1,235,810.25
611        Eckerd Store (Florence)                                  1,217,660.73
616        Rite Aid Pharmacy (Williamsport)                         1,192,416.56
617        CVS Pharmacy (Westbrook)                                 1,162,826.18
651        Sears,Roebuck                                              918,191.46
672        13348 Newport Boulevard (Walgreen - Tustin)                494,859.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exception to Credit Lease Rep A


================================================================================

                                  EXHIBIT IV-B

                                 FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID     PROPNAME                                                      CURBAL
--------------------------------------------------------------------------------
145        A & P Grocery Store                                      6,163,226.67
230        Walgreens Pharmacy (Chicago)                             4,119,422.58
282        Walgreens (Las Vegas)                                    3,396,544.93
295        Walgreens Pharmacy (Chicago Heights)                     3,297,412.39
403        Eckerd Drug Store (Lexington)                            2,340,959.27
432        Walgreens Pharmacy (Miami)                               2,170,234.76
448        Walgreens - Richmond                                     2,100,455.05
464        Rite Aid Pharmacy (Liberty)                              2,080,599.32
466        CVS Pharmacy (Philadelphia)                              2,074,140.20
471        CVS Drug Store (Martinsville)                            2,038,393.46
482        CVS Pharmacy (Vernon)                                    1,969,899.72
502        Eckerd Drug Store (Ft. Myers)                            1,892,262.33
512        Revco Pharmacy (Decatur)                                 1,840,419.99
521        CVS Pharmacy (Lancaster)                                 1,765,000.00
544        Eckerd Drug Store (Camden)                               1,631,475.16
545        CVS Drug Store (Mableton)                                1,605,822.34
578        Rite-Aid Pharmacy (Waynesburg)                           1,426,496.18
581        Rite Aid Pharmacey (Hogansville)                         1,413,906.15
582        Revco Pharmacy (Oak Ridge)                               1,413,228.06
608        Eckerd Store (Mt. Holly)                                 1,235,810.25
611        Eckerd Store (Florence)                                  1,217,660.73
616        Rite Aid Pharmacy (Williamsport)                         1,192,416.56
617        CVS Pharmacy (Westbrook)                                 1,162,826.18
651        Sears, Roebuck                                             918,191.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exceptions to Credit Lease B


================================================================================

                                  EXHIBIT IV-B

                                 FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID     PROPNAME                                                      CURBAL
--------------------------------------------------------------------------------
145        A & P Grocery Store                                      6,163,226.67
230        Walgreens Pharmacy (Chicago)                             4,119,422.58
282        Walgreens (Las Vegas)                                    3,396,544.93
295        Walgreens Pharmacy (Chicago Heights)                     3,297,412.39
403        Eckerd Drug Store (Lexington)                            2,340,959.27
432        Walgreens Pharmacy (Miami)                               2,170,234.76
448        Walgreens - Richmond                                     2,100,455.05
464        Rite Aid Pharmacy (Liberty)                              2,080,599.32
466        CVS Pharmacy (Philadelphia)                              2,074,140.20
471        CVS Drug Store (Martinsville)                            2,038,393.46
482        CVS Pharmacy (Vernon)                                    1,969,899.72
502        Eckerd Drug Store (Ft. Myers)                            1,892,262.33
512        Revco Pharmacy (Decatur)                                 1,840,419.99
521        Pharmacy (Lancaster)                                     1,765,000.00
544        Eckerd Drug Store (Camden)                               1,631,475.16
545        CVS Drug Store (Mableton)                                1,605,822.34
578        Rite-Aid Pharmacy (Waynesburg)                           1,426,496.18
581        Rite Aid Pharmacey (Hogansville)                         1,413,906.15
582        Revco Pharmacy (Oak Ridge)                               1,413,228.06
608        Eckerd Store (Mt. Holly)                                 1,235,810.25
611        Eckerd Store (Florence)                                  1,217,660.73
616        Rite Aid Pharmacy (Williamsport)                         1,192,416.56
617        CVS Pharmacy (Westbrook)                                 1,162,826.18
672        13348 Newport Boulevard (Walgreen - Tustin)                494,859.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exception to Credit Lease Rep (B)


================================================================================

                                  EXHIBIT IV-C

                      Exception to Schedule IV Clause (C)

                                      None

                                  EXHIBIT IV-D

                                 FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID     PROPNAME                                                      CURBAL
--------------------------------------------------------------------------------
145        A & P Grocery Store                                      6,163,226.67
230        Walgreens Pharmacy (Chicago)                             4,119,422.58
282        Walgreens (Las Vegas)                                    3,396,544.93
295        Walgreens Pharmacy (Chicago Heights)                     3,297,412.39
403        Eckerd Drug Store (Lexington)                            2,340,959.27
432        Walgreens Pharmacy (Miami)                               2,170,234.76
448        Walgreens - Richmond                                     2,100,455.05
464        Rite Aid Pharmacy (Liberty)                              2,080,599.32
466        CVS Pharmacy (Philadelphia)                              2,074,140.20
471        CVS Drug Store (Martinsville)                            2,038,393.46
482        CVS Pharmacy (Vernon)                                    1,969,899.72
502        Eckerd Drug Store (Ft. Myers)                            1,892,262.33
512        Revco Pharmacy (Decatur)                                 1,840,419.99
521        CVS Pharmacy (Lancaster)                                 1,765,000.00
544        Eckerd Drug Store (Camden)                               1,631,475.16
545        CVC Drug Store (Mableton)                                1,605,822.34
578        Rite-Aid Pharmacy (Waynesburg)                           1,426,496.18
581        Rite Aid Pharmacey (Hogansville)                         1,413,906.15
582        Revco Pharmacy (Oak Ridge)                               1,413,228.06
608        Eckerd Store (Mt. Holly)                                 1,235,810.25
611        Eckerd Store (Florence)                                  1,217,660.73
616        Rite Aid Pharmacy (Williamsport)                         1,192,416.56
617        CVS Pharmacy (Westbrook)                                 1,162,826.18
672        13348 Newport Boulevard (Walgreen - Tustin)                494,859.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exception to Credit Lease Rep D


================================================================================

                                  EXHIBIT IV-E

                                 FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID    PROPNAME                                                       CURBAL
--------------------------------------------------------------------------------
52         Super K-Mart Center                                     11,283,800.93
145        A & P Grocery Store                                      6,163,226.67
230        Walgreens Pharmacy (Chicago)                             4,119,422.58
282        Walgreens (Las Vegas)                                    3,396,544.93
295        Walgreens Pharmacy (Chicago Heights)                     3,297,412.39
403        Eckerd Drug Store (Lexington)                            2,340,959.27
432        Walgreens Pharmacy (Miami)                               2,170,234.76
448        Walgreens - Richmond                                     2,100,455.05
464        Rite Aid Pharmacy (Liberty)                              2,080,599.32
466        CVS Pharmacy (Philadelphia)                              2,074,140.20
471        CVS Drug Store (Martinsville)                            2,038,393.46
482        CVS Pharmacy (Vernon)                                    1,969,899.72
502        Eckerd Drug Store (Ft. Myers)                            1,892,262.33
512        Revco Pharmacy (Decatur)                                 1,840,419.99
521        CVS Pharmacy (Lancaster)                                 1,765,000.00
544        Eckerd Drug Store (Camden)                               1,631,475.16
545        CVS Drug Store (Mableton)                                1,605,822.34
578        Rite-Aid Pharmacy (Waynesburg)                           1,426,496.18
581        Rite Aid Pharmacey (Hogansville)                         1,413,906.15
582        Revco Pharmacy (Oak Ridge)                               1,413,228.06
608        Eckerd Store (Mt. Holly)                                 1,235,810.25
611        Eckerd Store (Florence)                                  1,217,660.73
616        Rite Aid Pharmacy (Williamsport)                         1,192,416.56
617        CVS Pharmacy (Westbrook)                                 1,162,826.18
651        Sears, Roebuck                                             918,191.46
672        13348 Newport Boulevard (Walgreen - Tustin)                494,859.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exceptions to Credit Lease Rep E


================================================================================

                                  EXHIBIT IV-G

                                 FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID    PROPNAME                                                       CURBAL
--------------------------------------------------------------------------------
466        CVS Pharmacy (Philadelphia)                              2,074,140.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exception to Credit Lease Rep (G)


================================================================================

                                  EXHIBIT IV-H

                                 FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID    PROPNAME                                                       CURBAL
--------------------------------------------------------------------------------
52         Super K-Mart Center                                     11,283,800.93
145        A & P Grocery Store                                      6,163,226.67
230        Walgreens Pharmacy (Chicago)                             4,119,422.58
282        Walgreens (Las Vegas)                                    3,396,544.93
295        Walgreens Pharmacy (Chicago Heights)                     3,297,412.39
403        Eckerd Drug Store (Lexington)                            2,340,959.27
432        Walgreens Pharmacy (Miami)                               2,170,234.76
448        Walgreens - Richmond                                     2,100,455.05
464        Rite Aid Pharmacy (Liberty)                              2,080,599.32
466        CVS Pharmacy (Philadelphia)                              2,074,140.20
471        CVS Drug Store (Martinsville)                            2,038,393.46
482        CVS Pharmacy (Vernon)                                    1,969,899.72
502        Eckerd Drug Store (Ft. Myers)                            1,892,262.33
512        Revco Pharmacy (Decatur)                                 1,840,419.99
521        CVS Pharmacy (Lancaster)                                 1,765,000.00
544        Eckerd Drug Store (Camden)                               1,631,475.16
545        CVS Drug Store (Mableton)                                1,605,822.34
578        Rite-Aid Pharmacy (Waynesburg)                           1,426,496.18
581        Rite Aid Pharmacey (Hogansville)                         1,413,906.15
582        Revco Pharmacy (Oak Ridge)                               1,413,228.06
608        Eckerd Store (Mt. Holly)                                 1,235,810.25
611        Eckerd Store (Florence)                                  1,217,660.73
616        Rite Aid Pharmacy (Williamsport)                         1,192,416.56
617        CVS Pharmacy (Westbrook)                                 1,162,826.18
651        Sears, Roebuck                                             918,191.46
672        13348 Newport Boulevard (Walgreen - Tustin)                494,859.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exception to Credit Lease H


================================================================================

                                  EXHIBIT IV-I

                                 FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID    PROPNAME                                                       CURBAL
--------------------------------------------------------------------------------
282        Walgreens (Las Vegas)                                    3,396,544.93
432        Walgreens Pharmacy (Miami)                               2,170,234.76
448        Walgreens - Richmond                                     2,100,455.05
471        CVS Drug Store (Martinsville)                            2,038,393.46
502        Eckerd Drug Store (Ft. Myers)                            1,892,262.33
544        Eckerd Drug Store (Camden)                               1,631,475.16
578        Rite-Aid Pharmacy (Waynesburg)                           1,426,496.18
581        Rite Aid Pharmacey (Hogansville)                         1,413,906.15
582        Revco Pharmacy (Oak Ridge)                               1,413,228.06
608        Eckerd Store (Mt. Holly)                                 1,235,810.25
611        Eckerd Store (Florence)                                  1,217,660.73
616        Rite Aid Pharmacy (Williamsport)                         1,192,416.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exception to Credit Lease Rep I


================================================================================

                                  EXHIBIT IV-J

                      Exception to Schedule IV Clause (J)

                                      None

                                  EXHIBIT IV-L

                                 FULBBA 1998-C2
================================================================================

--------------------------------------------------------------------------------
PROSPID PROPNAME                                    CURBAL  GUARANTOR
--------------------------------------------------------------------------------
230     Walgreens Pharmacy (Chicago)          4,119,422.58  Walgreen Co.
295     Walgreens Pharmacy (Chicago Heights)  3,297,412.39  Walgreen Co.
464     Rite Aid Pharmacy (Liberty)           2,080,599.32  Rite Aid Corporation
466     CVS Pharmacy (Philadelphia)           2,074,140.20  CVS Corporation
471     CVS Drug Store (Martinsville)         2,038,393.46  Revco D.S., Inc.
482     CVS Pharmacy (Vernon)                 1,969,899.72  CVS Corporation
512     Revco Pharmacy (Decatur)              1,840,419.99  CYS Corporation
521     CVS Pharmacy (Lancaster)              1,765,000.00  CVS Corporation
545     CVS Drug Store (Mableton)             1,605,822.34  CVS Corporation
578     Rite-Aid Pharmacy (Waynesburg)        1,426,496.18  Rite Aid Corporation
581     Rite Aid Pharmacey (Hogansville)      1,413,906.15  Rite Aid Corporation
582     Revco Pharmacy (Oak Ridge)            1,413,228.06  Revco D.S., Inc.
616     Rite Aid Pharmacy (Williamsport)      1,192,416.56  Rite Aid Corporation
617     CVS Pharmacy (Westbrook)              1,162,826.18  CVS Corporation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exception to Credit Lease Rep L


================================================================================
                                                                     Page 1 of 1